Exhibit 10.3

BASE

AGREEMENT

This Base Agreement dated as of December 1, 2007 is between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC.

ARTICLE I

Definitions

The following terms, as used in this Agreement, shall have the meanings indicated below unless the context otherwise requires:

1.1.         “APO Working Interest” shall mean the Working Interest after payout is achieved in accordance with the Payout Computation Procedures.

1.2.         “Agreement” shall mean this agreement, all exhibits and schedules attached hereto and referenced herein and any and all properly executed amendments hereto that expressly provide that they are to supplement, amend or revise this agreement.

1.3.         “AMI” shall mean the area of mutual interest described in Section 11.1.

1.4.         “Approved Development Operations” shall mean the operations (i) actually funded by the Carry Obligation, and (ii) that are described in Exhibit A as same may in the future be amended by SMP based on operational results.  SMP may amend Exhibit A provided that SMP’s estimate of the cost of all substituted operations does not exceed by one hundred fifteen percent (115%) SMP’s estimate of the cost of all replaced operations.

1.5.         “BPO Working Interest” shall mean the Working Interest before payout is achieved in accordance with the Payout Computation Procedures.

1.6.         “Carry Obligation” shall mean the obligation of REP to pay one hundred percent (100%) of the costs and expenses attributable to one hundred percent (100%) of the Working Interest in the Orcutt Leases and the NW Casmalia Leases with respect to (i) Approved Development Operations pursuant to this Agreement and the Development Agreement, and (ii) any additional operations on the Orcutt Leases and NW Casmalia Leases after performance of the Approved Development Operations in the event that the actual ultimate cost of the Approved Development Operations is less than $10,220,000.

1.7.         “Carry Obligation Beneficiaries” shall mean all Working Interest owners of the Orcutt Leases and NW Casmalia Leases and their respective assignees other than REP or its assignees.

1.8.         “Closing” shall mean the occurrence of the events necessary to consummate a sale by Seller to Purchaser pursuant to one or more of the Transaction Documents.

1.9.         “Closing Date” shall mean the date as of which a Closing actually takes place pursuant to one or more of the Transaction Documents.

1.10.       “Confidentiality Agreement” shall mean the agreement between REP and SMP dated November 21, 2005.

1.11.       “Development Committee” shall mean the committee provided for in Section 7.2.

1.12.       “Development Agreement” shall mean an agreement in the form of Exhibit B attached hereto.

1.13.       “Direct Cost” shall have the meaning ascribed to that term by COPAS under the applicable Operating Agreement at the time in question.

1.14.       “Effective Date” (i) with respect to the purchase and sale of the Initial Orcutt Interests shall mean 7:00 a.m. Pacific Time, December 1, 2007, (ii) with respect to the purchase and sale of the Second Orcutt Interests shall mean 7:00 a.m. Pacific Time, December 1, 2007, and (iii) with respect to any conveyance pursuant to the Development Agreement or Purchase Option Agreement shall be 7:00 a.m. Pacific Time on the dates specified therein.

1.15.       “Excluded Properties” shall mean the following, each of which are expressly excepted and excluded from the Purchased Property, and reserved to each Seller:

(i)            All rights and choses in action, arising, occurring or existing in favor of such Seller prior to the Effective Date or arising out of the operation of or production from the Purchased Property prior to the Effective Date (including, but not limited to, any and all contract rights, claims, receivables, revenues, recoupment rights, recovery rights, accounting adjustments, mis-payments, erroneous payments or other claims of any nature in favor of Seller and relating and accruing to any time period prior to the Effective Date);

(ii)           All corporate, partnership, financial, tax and legal (other than copies of title) records of Seller;

(iii)          All contracts of insurance or indemnity as to the Purchased Property relating to periods prior to the Effective Date;

(iv)          All hydrocarbon production from or attributable to the Purchased Property with respect to all periods prior to the Effective Date, and all proceeds attributable thereto;

(v)           Any refund of costs, taxes or expenses borne by Seller attributable to the period prior to the Effective Date;

(vi)          All files, geological, geophysical and seismic data, documents, reports, analyses and records;

(vii)         All deposits, cash, checks, funds, accounts payable and accounts receivable or receivables attributable to such Seller’s interests in the Purchased Property with respect to any period of time prior to the Effective Date;

(viii)        All computer or communications software or intellectual property (including tapes, data and program documentation and all tangible manifestations and technical information relating thereto) licensed to Seller; and

(ix)          The Shell Lease.

1.16.       “GTL” shall mean Gitte-Ten, LLC.

1.17.       “GTL Adjustment ORRI” shall mean a .037478% of 100% overriding royalty interest in the Orcutt GTL Leases (other than the Shell Lease) proportionately reduced to the Orcutt GTL Purchased Interest.

1.18.       “Initial Orcutt GTL Interest” shall mean (i) a 1.65893% BPO Working Interest and a 1.49304% APO Working Interest in the Orcutt GTL Leases, excluding the Shell Lease, and (ii) a 1.496% BPO Working Interest and a 1.346% APO Working Interest in the Orcutt GTL Property Rights.  The parties have intentionally excluded the Shell Lease.  The Initial Orcutt GTL Interest shall be subject to and burdened by the GTL Adjustment ORRI.

1.19.       “Initial Orcutt Interests” shall mean the Initial Orcutt PEL Interest, Initial Orcutt GTL Interest and the Initial Orcutt OPL Interest.

1.20.       “Initial Orcutt OPL Interest” shall mean (i) a 1.496% BPO Working Interest and a 1.346% APO Working Interest in the Orcutt OPL Leases, and (ii) a 1.496% BPO Working Interest and a 1.346% APO Working Interest in the Orcutt OPL Property Rights.

1.21.       “Initial Orcutt PEL Interest” shall mean (i) a 1.496% BPO Working Interest and a 1.346% APO Working Interest in the Orcutt PEL Leases, and (ii) a 1.496% BPO Working Interest and a 1.346% APO Working Interest in the Orcutt PEL Property Rights.

1.22.       “Lands” means the lands covered by the Leases or included in Units with which the Leases may have been pooled or unitized.

1.23.       “Leases” means the NW Casmalia Leases and the Orcutt Leases.

1.24.       “Net Revenue Interest” shall mean the fractional interest in hydrocarbons produced from or allocated to a Well, Unit, or Lease that a working interest owner is entitled to receive, after deduction of all royalties, overriding royalties, production payments, carried interests, reversionary interests, and other burdens upon and payments out of production that burden the interest.

1.25.       “NW Casmalia Leases” shall mean the oil and gas leases described in Exhibit C attached hereto.

1.26.       “NW Casmalia Operating Agreement” shall mean an agreement in the form of Exhibit D designating SMP as operator.

1.27.       “NW Casmalia Property” shall mean the NW Casmalia Leases and the NW Casmalia Property Rights with respect to the NW Casmalia Leases.

1.28.       “NW Casmalia Property Rights” shall mean the Subject Property Rights with respect to the NW Casmalia Lease.

1.29.       “NWCP” shall mean NW Casmalia Properties, LLC.

1.30.       “OPL” shall mean Orcutt Properties, LLC.

1.31.       “Operating Agreements” shall mean the Orcutt Diatomite Operating Agreement, the Orcutt Non-Diatomite Operating Agreements and the NW Casmalia Operating Agreement.

1.32.       “Orcutt Diatomite Operating Agreement” shall mean an agreement in the form of Exhibit E designating SMP as operator of the Orcutt OPL Leases.

1.33.       “Orcutt GTL Leases” shall mean the oil and gas leases described in Exhibit F attached hereto.

1.34.       “Orcutt GTL Property” shall mean the Orcutt GTL Leases (excluding the Shell Lease) and the Orcutt GTL Property Rights.

1.35.       “Orcutt GTL Property Rights” shall mean the Subject Property Rights with respect to the Orcutt GTL Leases.

1.36.       “Orcutt GTL Purchased Interest” shall mean collectively the (i) Initial Orcutt GTL Interest and the Second Orcutt GTL Interest, and (ii) any additional interest in the Orcutt GTL Property acquired by REP from the SMP Parties pursuant to the Transaction Documents.

1.37.       “Orcutt Leases” shall mean the Orcutt GTL Leases, the Orcutt PEL Leases and the Orcutt OPL Leases.

1.38.       “Orcutt Non-Diatomite Operating Agreements” shall mean agreements in the form of Exhibit G designating PEL as operator of the Orcutt PEL Leases and Exhibit H designating GTL as operator of the Orcutt GTL Leases.  It is understood that PEL and GTL may after the Closings on the Initial Orcutt Interests and the Second Orcutt Interests (i) consolidate operations into PEL, (ii) transfer operations to SMP, or (iii) do one of the above and the other subsequently.  REP consents to both the consolidation of operations into PEL and/or the substitution of SMP as operator.

1.39.       “Orcutt OPL Leases” shall mean the oil and gas leases described in Exhibit I attached hereto.

1.40.       “Orcutt OPL Property” shall mean the Orcutt OPL Leases and the Orcutt OPL Property Rights.

1.41.       “Orcutt OPL Property Rights” shall mean the Subject Property Rights with respect to the Orcutt OPL Leases.

1.42.       “Orcutt PEL Leases” shall mean the oil and gas leases described in Exhibit J attached hereto.

1.43.       “Orcutt PEL Property” shall mean the Orcutt PEL Leases and the Orcutt PEL Property Rights.

1.44.       “Orcutt PEL Property Rights” shall mean the Subject Property Rights with respect to the Orcutt PEL Leases.

1.45.       “Orcutt Property” shall mean the Orcutt GTL Property, the Orcutt PEL Property and the Orcutt OPL Property.

1.46.       “Pacific Time” shall mean either Pacific Standard Time or Pacific Daylight Savings Time depending on which time is in effect on the date in question.

1.47.       “Payout Computation Procedures” shall mean the procedures set forth in Exhibit K.

1.48.       “PEL” shall mean Phoenix Energy, LLC.

1.49.       “Permitted Encumbrance” shall mean:

(i)            All assignments to REP subsequent to the assignments of the Initial Orcutt GTL Interest, Initial Orcutt OPL Interest and Initial Orcutt PEL Interest shall be subject to and encumbered by the Sector Mortgage Indebtedness;

(ii)           All agreements, instruments, documents, liens, encumbrances, and other matters, and the terms and provisions thereof, described or referred to in Exhibit L hereto, but limited in all respects to the Purchased Property to which each applies;

(iii)          Any materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’, or other similar liens, security interests or charges for liquidated amounts arising in the ordinary course of business incidental to construction, maintenance, development, production or operation of the Purchased Property, or the production or processing of hydrocarbons therefrom, that are not delinquent at the particular time in question or, if delinquent, are being contested in good faith by appropriate proceedings and for which adequate reserves have been established by Seller;

(iv)          Production sales contracts; division orders; contracts for sale, purchase, exchange, refining, processing or fractionating of hydrocarbons; compression agreements; equipment leases; surface leases; unitization and pooling designations, declarations, orders and agreements; processing agreements; plant agreements; pipeline, gathering, and transportation agreements; injection, repressuring, and recycling agreements; salt water or other disposal agreements; seismic or geophysical permits or agreements; and any and all other agreements which are ordinary and customary in the oil and gas exploration, development, or extraction business, or in the business of processing of gas and gas condensate production for the extraction of products therefrom;

(v)           Any liens for taxes not yet delinquent at the particular time in question or, if delinquent, that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established by Seller;

(vi)          Any liens or security interests created by law or reserved in any Leases for royalty, bonus or rental or for compliance with the terms of any Purchased Property only to the extent such liens or security interests are inchoate and the amounts secured thereby are not delinquent at the particular time in question, or if delinquent, are being contested in good faith and for which adequate reserves have been established by Seller;

(vii)         Any easements, rights-of-way, servitudes, permits, licenses, surface leases and other rights with respect to surface operations, to the extent such matters do not interfere in any material respect with Seller’s operation of the portion of the Purchased Property burdened thereby;

(viii)        All royalties, overriding royalties, net profits interests, carried interests, reversionary interests and other burdens, to the extent that the net cumulative effect of such burdens, as to a particular Purchased Property, does not operate to reduce the Net Revenue Interest of REP in such Purchased Property per each one percent (1%) of Working Interest below that set forth in Exhibit M;

(ix)          Conventional rights of reassignment arising upon surrender or abandonment of any Purchased Property;

(x)           Rights reserved to or vested in any governmental authority to control or regulate any of the Wells, Units or Leases included in the Purchased Property pursuant to applicable valid and subsisting laws and all valid, subsisting and applicable rules, regulations and orders of such authorities so long as the same have not been applied to reduce the Net Revenue Interest in such Purchased Property per each one percent (1%) of Working Interest below that set forth in Exhibit M;

(xi)          Preferential rights to purchase and consents (A) the operation of which is not triggered or which are otherwise not applicable to the transactions contemplated hereby or (B) with respect to which waivers or consents have been obtained from the appropriate owner or holder thereof or the appropriate time period for asserting the right has expired without an exercise of the rights, in each case, prior to the Closing;

(xii)         Any other defects and irregularities affecting the Purchased Property which individually or in the aggregate are not such as to interfere materially with the operation, value or use of the Purchased Property, taken as a whole or reduce the Net Revenue Interest of REP in the Purchased Property per each one percent (1%) Working Interest below that set forth in Exhibit M; and

(xiii)        All matters visible and apparent on the ground or that would be revealed by a true and correct survey.

1.50.       “Prior Agreements” shall mean (i) the Option Agreement dated April 24, 2007 between REP, NWCP and SMP with respect the NW Casmalia Project, (ii) the Letter Agreement dated July 23, 2007 between REP, NWCP and SMP superceding the April 24, 2007 Option Agreement with respect to the NW Casmalia Project, (iii) Letter Agreement dated April 24, 2007 between REP, SMP, GTL, PEL and OPL pertaining to the Orcutt Project, (iv) Letter Agreement dated May 4, 2007 between REP, GTL, PEL, OPL and SMP, (v) Letter Agreement dated July 23, 2007 between REP, SMP, GTL, PEL and OPL superceding the April 24, 2007 Letter Agreement pertaining to the Orcutt Project, (vi) Non-Binding Letter of Intent dated September 5, 2007 between REP and SMP, (vii) Letter Agreement dated June 10, 2006 between REP and SMP with respect to future SMP Projects, (viii) the Letter Agreement dated July 24, 2006 between REP and SMP amending the June 10, 2006 Letter Agreement with respect to Future SMP Projects (ix) the Letter Agreement dated June 10, 2006 between REP and SMP with respect to NW Casmalia, (x) the Letter Agreement dated July 24, 2006 amending the June 10, 2006 Letter Agreement with respect to NW Casmalia, and (xi) any other agreement between the SMP Parties and REP entered into prior to the date of this Agreement.

1.51.       “Purchase Option Agreement” shall mean an Agreement in the form of Exhibit N attached hereto.

1.52.       “Purchased Property” shall mean collectively, (i) the Initial Orcutt Interests and the Second Orcutt Interests, and (ii) any additional Orcutt Property and NW Casmalia Property, acquired by REP from the SMP Parties pursuant to the terms of the Transaction Documents.

1.53.       “Release Agreement” shall mean an agreement in the form of Exhibit O.

1.54.       “REP” shall mean Rock Energy Partners, LP and authorized assignees of Rock Energy Partners, LP that comply with Section 13.6 of this Agreement.

1.55.       “Second Orcutt GTL Interest” shall mean (i) a 2.03374% BPO Working Interest and a 1.83037% APO Working Interest in the Orcutt GTL Leases, other than the Shell Lease, and (ii) a 1.834% BPO Working Interest and a 1.6506% APO Working Interest in the Orcutt GTL Property Rights.  The parties have intentionally excluded the Shell Lease.  The Second Orcutt GTL Interest shall be subject to and burdened by the GTL Adjustment ORRI.

1.56.       “Second Orcutt Interests” shall mean the Second Orcutt GTL Interest, the Second Orcutt PEL Interest and the Second Orcutt OPL Interest.

1.57.       “Second Orcutt OPL Interest” shall mean (i) a 1.834% BPO Working Interest and a 1.6506% APO Working Interest in the Orcutt OPL Leases, and (ii) a 1.834% BPO Working Interest and a 1.6506% APO Working Interest in the Orcutt OPL Property Rights.

1.58.       “Second Orcutt PEL Interest” shall mean (i) a 1.834% BPO Working Interest and a 1.6506% APO Working Interest in the Orcutt PEL Leases, and (ii) a 1.834% BPO Working Interest and a 1.6506% APO Working Interest in the Orcutt PEL Property Rights.

1.59.       “Sector Mortgage Indebtedness” shall mean the indebtedness of Seller to Sector Capital Corporation for advances pursuant to a Loan Agreement dated March 23, 2007, as amended.

1.60.       “Seller” shall mean (i) GTL or its assignee with respect to any Orcutt GTL Property, (ii) PEL or its assignee with respect to any Orcutt PEL Property, (iii) OPL or its assignee with respect to any Orcutt OPL Property, and (iv) NWCP or its assignee with respect to any NW Casmalia Property.

1.61.       “Shell Lease” shall mean the oil and gas lease dated October 22, 1975, the short form of which was recorded May 21, 1976 in Book 2613, Page 1562 by and between Shell Oil Company, as Lessor, and Montara Petroleum, as Lessee, in the Official Records of Santa Barbara County, California.

1.62.       “SMP” shall mean Santa Maria Pacific, LLC.

1.63.       “SMP Parties” shall mean SMP, GTL, PEL and OPL.

1.64.       “Subject Property Rights” shall mean the Purchased Property rights and interests specified in subsections (i) through (vi) below, except for the Excluded Properties.

(i)            All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalization agreements, declarations and/or orders including, without limitation, all Units, to the extent that they relate to the Leases;

(ii)           The Wells;

(iii)          Seller’s interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Lands or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Lands;

(iv)          To the extent assignable or transferable, Seller’s interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

(v)           To the extent assignable or transferable, Seller’s interest in all agreements, contracts and contractual rights, obligations and interests insofar only as they cover and are attributable to the property described in subsections (i) through (v) above.

1.43        “Title Opinions” shall mean (i) the opinion dated June 25, 2007 prepared by Rod C. Reynolds with respect to the Orcutt PEL Leases, and (ii) the opinion dated December 12, 2007 prepared by Rod C. Reynolds with respect to the Orcutt GTL Leases.

1.44        “Transaction Documents” shall mean this Agreement, the Development Agreement and the Purchase Option Agreement, together with all exhibits and schedules attached to each and referenced therein and any and all properly executed amendments to any thereof that expressly provide that they are to supplement, amend or revise one or more of the Transaction Documents.

1.45        “Units” shall mean all unitization, communitization and pooling agreements and orders covering the Lands and/or the Leases, or any portion thereof, and the pooled, unitized, and/or communitized areas created thereby.

1.46        “Wells” shall mean all oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or Lands unitized or pooled with the Leases.

1.47        “Working Interest” shall mean the interest in a Well, Unit, or Lease that is burdened with the obligation to bear a fractional share of the costs and expenses associated with the exploration, development and operation of such Well, Unit, or Lease.

Any term defined in other provisions of this Agreement shall have the meanings set out therein unless the context requires otherwise.

ARTICLE II

Initial Purchase And Sale

2.1          Property Sold and Purchased.  Seller agrees to sell and REP agrees to purchase the Initial Orcutt Interests for the consideration hereinafter set forth and subject to the terms and provisions herein contained.

2.2          Purchase Price.  The purchase price for the Initial Orcutt Interests shall be (i) the aggregate sum of all consideration paid by REP to the SMP Parties as of November 1, 2007, pursuant to the Prior Agreements (which is Four Million Seven Hundred Eighty Thousand and 00/100 Dollars ($4,780,000)), and (ii) the contractual undertakings pursuant to the Transaction Documents.

2.3          Closing.  The Closing of the purchase and sale of the Initial Orcutt Interests contemplated hereby shall take place in the office of SMP (2400 Professional Parkway, Suite 205, Santa Maria, California 93455-6814) on December 14, 2007 at 10:00 a.m. Pacific Time.

2.4          Delivery at Closing.  At the Closing, the following events shall occur, and each event shall be deemed to occur simultaneously with each other event.

2.4.1       Delivery by REP to Seller.

(a)           The duly executed Orcutt Non-Diatomite Operating Agreement (GTL operator).

(b)           The duly executed Orcutt Non-Diatomite Operating Agreement (PEL operator).

(c)           The duly executed Orcutt Diatomite Operating Agreement.

(d)           The duly executed Release Agreement.

2.4.2       Delivery by Seller to REP.

(a)           An assignment of the Initial Orcutt GTL Interest executed by GTL.

(b)           An assignment of the Initial Orcutt PEL Interest executed by PEL.

(c)           An assignment of the Initial Orcutt OPL Interest executed by OPL.

(d)           The duly executed Release Agreement.

(e)           A duly executed partial release of the Sector Mortgage Indebtedness solely as it relates to the Initial Orcutt Interests.

ARTICLE III

Second Purchase And Sale

3.1          Property Sold and Purchased.  Seller agrees to sell and REP agrees to purchase the Second Orcutt Interests for the consideration hereinafter set forth and subject to the terms and provisions herein contained.

3.2          Purchase Price.  The purchase price for the Second Orcutt Interests shall be (i) the sum of One Million and 00/100 Dollars ($1,000,000.00), and (ii) the contractual undertakings pursuant to this Agreement.

3.3          Closing.  The Closing of the purchase and sale of the Second Orcutt Interests contemplated hereby shall take place in the office of SMP on December 14, 2007 at 10:00 a.m. Pacific Time.

3.4          Delivery at Closing.

3.4.1       Delivery by REP to Seller.

(a)           REP shall deliver by transfer of immediately available funds to an account designated by Seller One Million and 00/100 Dollars.

(b)           The duly executed Development Agreement.

(c)         The duly executed Purchase Option Agreement.

3.4.2       Delivery by Seller to REP.

(a)           An assignment of the Second Orcutt GTL Interest duly executed by GTL.

(b)           An assignment of the Second Orcutt PEL Interest duly executed by PEL.

(c)           An assignment of the Second Orcutt OPL Interest duly executed by OPL.

(d)           The duly executed Development Agreement.

(e)           The duly executed Purchase Option Agreement.

3.5          Effect of Failure to Timely Close.  In the event that REP fails to deliver the cash purchase price as provided in Section 3.4 on December 14, 2007, all rights to acquire (i) the Second Orcutt Interests, (ii) any interest in the Orcutt Property (other than as previously assigned), and (iii) any interest in the NW Casmalia Property shall automatically terminate.

3.6          Application of Funds.  The $1,000,000 payment delivered to Seller at Closing shall be dedicated to Direct Costs of Approved Development Operations with respect to the Orcutt Leases in the manner set forth in Section 7.3.

ARTICLE IV

Representations And Warranties Applicable

To All Purchases And Sales

4.1          Reciprocal Representations and Warranties.  Seller and REP each represent and warrant that the following statements are true and accurate as to itself as of the (i) execution date of the Transaction Documents, and (ii) on each Closing Date that the following statements are true and accurate as to itself.

4.1.1       Authority. It is duly organized and in good standing under the laws of the state of formation, is duly qualified to carry on its business in California and has all the requisite power and authority to enter into and perform the Transaction Documents.

4.1.2       Requisite Approvals. It has taken all necessary actions to fully authorize the execution and delivery of the Transaction Documents.  It will have taken prior to any Closing all necessary actions to fully authorize execution and delivery of any transaction documents related to the Transaction Documents; and (ii) the consummation of the transactions contemplated by the Transaction Documents associated with such Closing.

4.1.3       Validity of Obligation. This Agreement and all other Transaction Documents it is to execute and deliver under this Agreement on or before each Closing Date (i) have been duly executed by its authorized representatives; (ii) constitute its valid and legally binding obligations; and (iii) are enforceable against it in accordance with their respective terms except as enforceability may be limited by application of bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

4.1.4       No Violation of Contractual Restrictions. Its execution, delivery and performance of the Transaction Documents and all other transaction documents it is to execute on or before each Closing Date do not conflict with or violate any agreement or instrument to which it is a party or by which it is bound.  Notwithstanding the foregoing, at least one and perhaps more of the leases contain a provision requiring consent to assignment.  Seller will endeavor in good faith to obtain any required consent.  No representation is made as to whether such consent will be obtained.

4.1.5       No Violation of Other Legal Restrictions.  Its execution, delivery and performance of the Transaction Documents and all other transaction documents it is to execute on or before each Closing Date do not violate any law, rule, regulation, ordinance, judgment, decree or order to which it or the Purchased Property is subject.

4.1.6       Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, or to its actual knowledge being contemplated by or, threatened against it.

4.1.7       Brokers Fees. It has not incurred any obligation for brokers, finders or similar fees for which the other party would be liable.

4.1.8       No Restraining Litigation. To its knowledge, other than as described in Exhibit P, there is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending or, to its knowledge, threatened, against it before any court or governmental agency that seeks substantial damages in connection with, or seeks to restrain, enjoin, materially impair or prohibit the consummation of all or part of the transactions contemplated in the Transaction Documents or associated with any Closing provided for hereunder except as otherwise disclosed prior to the applicable Closing Date.

4.1.9       Subject Claims.  There has been no assignment or conveyance, in whole or in part of the Subject Claims.

4.2          Seller’s Representations and Warranties. Seller makes no warranty as to its ownership of the Purchased Property, however, Seller agrees to defend title to the Net Revenue Interest per Working Interest percentage in the Purchased Property set forth in Exhibit M against the claims and demands (other than the Permitted Encumbrances) of all persons claiming the same or any part thereof by, through or under Seller but not otherwise.  It is understood that any title failure not arising by, through or under Seller shall reduce the Net Revenue Interest of REP on a proportionate basis.

4.3          Purchaser’s Representations and Warranties. By its execution of the Transaction Documents, Purchaser represents and warrants to Seller that the following statements are true and accurate, as of the execution date of the Transaction Documents.  In addition, REP shall represent and warrant on each Closing Date that the following statements are true and accurate.

4.3.1         Independent Evaluation. REP is an experienced and knowledgeable investor in the oil and gas business. In making the decision to enter into the Transaction Documents, REP has been advised by and has relied solely on its own expertise and legal, tax, reservoir engineering and other professional counsel concerning this transaction, the Purchased Property and the value thereof.

4.3.2         Securities Laws and REP’s Other Dealings. REP has complied with all federal and state securities laws applicable to the purchase of the Purchased Property and will comply with such laws if it subsequently disposes of all or any part of the Purchased Property. REP is acquiring the Purchased Property for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof, within the meaning of the Securities Act of 1933, 15 U.S.C. § 77(a) et seq., and any other rules, regulations, and laws pertaining to the distribution of securities.  REP has fully disclosed the terms of this Agreement and the Prior Agreements to all partners, investors and financial institutions.  REP has not disclosed to the SMP Parties the source of REP’s funding for the purchase price of the Purchased Property.  REP has not involved the SMP Parties in the process of providing information pertaining to the Orcutt Property, NW Casmalia Property or any other oil and gas properties to any partners, investors or financial institutions.  REP has not disclosed to the SMP Parties the terms of any agreement between REP and any investor, partner or financial institution.

4.3.3         Knowledge and Experience.  REP has (and had prior to negotiations regarding the Purchased Property) such knowledge and experience in the ownership and operation of oil and gas properties and financial and business matters as to be able to evaluate the merits and risks of an investment in the Purchased Property.  REP is able to bear the risks of an investment in the Purchased Property and understand the risks of, and other considerations relating to, the purchase of the type of assets that comprise the Purchased Property.

4.3.4         Opportunity to Verify Information.  As of each Closing Date, REP has been furnished with materials relating to the Purchased Property requested by REP under the Transaction Documents and has been afforded the opportunity to ask questions of the Seller (or a person or persons acting on its behalf) concerning the Purchased Property.  REP has made its own independent investigation of the Purchased Property to the extent necessary to evaluate the Purchased Property.  At Closing, REP shall be deemed to have knowledge of all facts contained in all materials, documents and other information which REP has been furnished or to which REP has been given access.

4.3.5       Merits and Risks of an Investment in the Purchased Property.  REP understands and acknowledges that:  (i) an investment in the Purchased Property involves certain risk; (ii) neither the United States Securities and Exchange Commission nor any federal, state or foreign agency has passed upon the Purchased Property or made any finding or determination as to the fairness of an investment in the Purchased Property or the accuracy or adequacy of the disclosures made to REP.

4.3.6       Equipment and Well Condition and Operations.  REP has been given the opportunity to inspect the Wells, equipment and facilities on the Lands.  REP is fully aware that (i) some of the equipment and facilities on the Lands need immediate repair, (ii) the records for the Wells are incomplete and accordingly it is not possible to predict what operations can be successfully performed within any particular Well, (iii) it is not possible to determine with certainty how much each Well produces due to lack of proper gauging and accordingly it is not possible to determine with certainty whether a particular Well is economic or non-economic, and (iv) an affiliate of Breitburn Energy has recently indicated an interest in constructing residential units on a portion of the Lands with the Orcutt Leases.

4.3.7       Environmental Matters. REP has inspected the property subject to the Transaction Documents. REP is fully aware that (i) oil and gas operations have been conducted upon the Orcutt Leases and Lands since approximately 1900, (ii) a significant number of Wells may need to be plugged and abandoned, (iii) significant environmental remediation will be required, (iv) the SMP Parties alleged in litigation styled Phoenix Energy, Inc. v. Careaga Hydrocarbons, Inc., under Case No. 1230506, in the Superior Court of California, County of Santa Barbara, Cook Division, that the property was not operated in compliance with all environmental regulations and statutes, and (v) significant additional expenditures will in the future be required with respect to environmental remediation which may affect the development potential of the Purchased Property.

4.4          Notice of Changes. Prior to Closing, Seller and REP will each give the other prompt written notice of any matter materially affecting any of their representations or warranties under this Article IV or rendering any such warranty or representation untrue or inaccurate.

4.5          Representations and Warranties Exclusive. All representations and warranties contained in the Transaction Documents (including without limitation those in this Article IV) are exclusive, and are given in lieu of all other representations and warranties, express or implied.

4.6          Operating Agreements.  REP understands that (i) all operations will be conducted pursuant to the terms of the applicable Operating Agreement, (ii) it will be responsible for timely payment of it’s share of the expenses pursuant to the terms of the applicable Operating Agreement, (iii) it’s interest will be subject to an operator’s lien pursuant to the applicable Operating Agreement, and (iv) nothing in the Transaction Documents alters or otherwise impairs any operator’s lien rights.

ARTICLE V

Disclaimer Of Warranties Applicable

To All Purchases And Sales

5.1          TITLE AND ENCUMBRANCES. SELLER CONVEYS THE PURCHASED PROPERTY TO REP SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, SELLER EXPRESSLY DISCLAIMS, AND REP HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT SELLER OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT

TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. SELLER EXPRESSLY DISCLAIMS, AND REP HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES.  NO DUTY IS OWED BY THE SMP PARTIES TO REP WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII.  THE SMP PARTIES SHALL HAVE NO LIABILITY TO REP AS A RESULT OF ANY DEFAULT BY THE SMP PARTIES WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

5.2          CONDITION AND FITNESS OF THE PURCHASED PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, SELLER CONVEYS THE PURCHASED PROPERTY TO REP WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PURCHASED PROPERTY, OR (ii) THE FITNESS OF THE PURCHASED PROPERTY FOR A PARTICULAR PURPOSE. REP HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PURCHASED PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PURCHASED PROPERTY AND ACCEPTS THE PURCHASED PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PURCHASED PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PURCHASED PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PURCHASED PROPERTY OR ANY VALUE THEREOF.

5.3          INFORMATION ABOUT THE PURCHASED PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, THE SMP PARTIES DISCLAIM ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO REP (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INCLUDING THE TITLE OPINIONS, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE

PURCHASED PROPERTY. THE SMP PARTIES MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO REP IN CONNECTION WITH THE PURCHASED PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY THE SMP PARTIES ARE PROVIDED TO REP AS A CONVENIENCE AND REP’S RELIANCE ON OR USE OF THE SAME IS AT REP’S SOLE RISK.  REP RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION.  REP EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT REP’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST THE SMP PARTIES.  REP HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE TRANSACTION DOCUMENTS, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO REP.

5.4          UNLEASED INTERESTS.  THERE ARE UNLEASED UNDIVIDED INTERESTS IN THE LANDS COVERED BY THE ORCUTT GTL LEASES AND THE ORCUTT OPL LEASES.  ATTACHED AS EXHIBIT Q IS A LIST OF THE UNLEASED INTERESTS.

5.5          LEASE EXPIRATION.  NO REPRESENTATION IS MADE BY THE SMP PARTIES AS TO THE PERIOD OF TIME THAT THE ORCUTT LEASES AND NW CASMALIA LEASES WILL REMAIN IN FORCE AND EFFECT SUBSEQUENT TO THE CLOSING WITH RESPECT TO THE SECOND ORCUTT INTERESTS.  THE DEVELOPMENT AGREEMENT AND THE PURCHASE OPTION AGREEMENT SHALL NOT BE APPLICABLE TO ANY LEASE WHICH TERMINATES PRIOR TO THE EXERCISE OF AN OPTION THEREUNDER.

5.6          OPERATIONS.  NO REPRESENTATION EXPRESS OR IMPLIED IS MADE BY THE SMP PARTIES AS TO (i) WHAT OPERATIONS WILL BE PERFORMED AND EXPENDITURES INCURRED IN ADDITION TO THE APPROVED DEVELOPMENT OPERATIONS, (ii) THE TIME AT WHICH OPERATIONS IN ADDITION TO THE APPROVED DEVELOPMENT OPERATIONS WILL BE PERFORMED, (iii) WHETHER ALL APPROVED DEVELOPMENT OPERATIONS WILL BE PERFORMED, OR (iv) THE ACTUAL ULTIMATE COST OF ANY OPERATION, INCLUDING THE APPROVED DEVELOPMENT OPERATIONS.  REP UNDERSTANDS THAT THERE MAY BE SIGNIFICANT EXPENSES IN EXCESS OF THE ESTIMATED COSTS OF OPERATIONS, INCLUDING WITH RESPECT TO THE APPROVED DEVELOPMENT OPERATIONS WHICH WOULD RESULT IN REMAINING APPROVED DEVELOPMENT

OPERATIONS NOT BEING PERFORMABLE WITHOUT FUNDS IN ADDITION TO THE CARRY OBLIGATION.  THIS AGREEMENT DOES NOT LIMIT THE OPERATOR’S RIGHT TO PROPOSE AND PERFORM OPERATIONS PURSUANT TO THE APPLICABLE OPERATING AGREEMENT THAT WILL REQUIRE EXPENDITURES IN ADDITION TO THE CARRY OBLIGATION.

5.7          NORM. REP ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT OIL AND GAS PRODUCING FORMATIONS CAN CONTAIN NATURALLY OCCURRING RADIOACTIVE MATERIAL. SCALE FORMATION OR SLUDGE DEPOSITS CAN CONCENTRATE LOW LEVELS OF NORM ON EQUIPMENT, MATERIALS AND OTHER PURCHASED PROPERTY. SOME OR ALL OF THE EQUIPMENT, MATERIALS AND OTHER PURCHASED PROPERTY SUBJECT TO THE TRANSACTION DOCUMENTS MAY HAVE LEVELS OF NORM ABOVE BACKGROUND LEVELS. A HEALTH HAZARD MAY EXIST IN CONNECTION WITH THE EQUIPMENT, MATERIALS AND OTHER PURCHASED PROPERTY BY REASON THEREOF. THEREFORE, REP MAY NEED TO FOLLOW SAFETY PROCEDURES WHEN HANDLING THE EQUIPMENT, MATERIALS AND OTHER PURCHASED PROPERTY.

5.8          DISCLAIMERS DEEMED CONSPICUOUS. TO THE EXTENT REQUIRED TO BE OPERATIVE, REP HEREBY AGREES THAT THE DISCLAIMERS OF WARRANTIES CONTAINED IN THE TRANSACTION DOCUMENTS ARE CONSPICUOUS DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW, RULE OR ORDER.

ARTICLE VI

Relation Of Parties And Acknowledgments

6.1          No Partnership.  The parties acknowledge that the Transaction Documents, and the activities which may be under or pursuant hereto are not intended, and shall not be construed, to create a partnership, a joint venture, agency relationship, or other fiduciary relationship among the parties hereto within the meaning of the federal common law nor under the applicable laws of any state nor under the laws of the state of which either party is incorporated, organized or conducting business.

6.2          Non-Affiliation.  The SMP Parties have no ownership interest in REP.  REP has no ownership interest in the SMP Parties.  There is no agreement pursuant to which any SMP Party would merge or consolidate with REP.  The Transaction Documents, upon execution (and the agreements provided for herein), will be the only agreements between the parties.

ARTICLE VII

Operations

7.1           Operating Agreement.  All operations will be conducted in accordance with the applicable Operating Agreement.  REP consents to PEL or SMP service as operator.

7.2           Development Committee.  A committee composed of representatives of Seller and REP shall meet quarterly to discuss the status of operations.  The purpose of the meeting shall be to share information.  All decisions with respect to operations will be made pursuant to the terms of the applicable Operating Agreement.

7.3           Carry Obligation.  The funds paid to Seller at the Closing conducted with respect to the Purchase of the Second Orcutt Interests and each subsequent Closing pursuant to the Development Agreement shall be applied to satisfy the Carry Obligation. Any expenditure that is included in the Approved Development Operations that is made by the Carry Obligation Beneficiaries in advance of the receipt of the (i) payment pursuant to Section 3.2, or (ii) any option exercise payments by REP pursuant to the Development Agreement shall be repaid to the Carry Obligation Beneficiaries out of such funds upon receipt, so long as such expenditures were made by the Carry Obligation Beneficiaries as Direct Costs of Approved Development Operations out of funds owned and held by the Carry Obligation Beneficiaries.

ARTICLE VIII

Partial Lien Release

REP may, at its option, cause the Sector Mortgage Indebtedness to be released as to REP’s interest by payment to SMP of REP’s proportionate share of the Sector Mortgage Indebtedness.  For purposes of calculating the amount of REP’s payment, the Sector Mortgage Indebtedness will be fixed at the lesser of (i) $7,500,000, and (ii) the outstanding balance thereof as of the partial release payment date.  REP’s proportionate share shall be its Working Interest percentage in the subject property (with respect to the Orcutt GTL Property using the Orcutt GTL Property Rights Working Interest in place of the Orcutt GTL Lease Working Interest).  Even though the Initial Orcutt Interests are not burdened by the Sector Mortgage, following the Closing on the second purchase and sale in accordance with Article III of this Agreement and prior to the exercise of any option under the Development Agreement, REP’s proportionate share would nonetheless be 3.333% of the Sector Mortgage Indebtedness, not to exceed $250,000 (3.333% of $7,500,000).  The scope of the partial release would be limited to the Initial Orcutt Interests and the Second Orcutt Interests.  Any additional interest in the Orcutt Property acquired by REP after a partial release payment shall be subject to and burdened by the Sector Mortgage Indebtedness unless and until REP causes same to be released by payment of the proportionate share of the Sector Mortgage Indebtedness attributable thereto.  Upon SMP’s receipt of the partial release payment from REP, SMP will deliver same to Sector Capital Corporation in exchange for the partial release.

ARTICLE IX

Indemnities

9.1           Definition of Claims. As used in this Article, the term “Claims” means any and all losses, liabilities, damages, punitive damages, obligations, expenses, fines, penalties, costs, claims, causes of action and judgments for: (a) breaches of contract; (b) loss or damage to property, injury to or death of persons (including illness and disease), and other tortious injury; and (c) violations of applicable laws, rules, regulations, orders or any other legal right or duty actionable at law or equity. The term “Claims” also includes reasonable attorney’s fees, court costs, and other reasonable costs resulting from the investigation or defense of any Claim within the scope of the indemnities in this Agreement.

9.2           Application of Indemnities.

9.2.1        Covered Claims and Parties. All indemnities set forth in this Agreement extend to the officers, directors, employees and affiliates of the party indemnified. The indemnities set forth in this Agreement do not extend to any party of an indemnified Claim that (a) is the result of the gross negligence, willful misconduct or fraud of the indemnified party, (b) is the result of the imposition of punitive damages on the indemnified party arising from the acts or omissions of the indemnified party, or (c) is the result of the imposition of civil or criminal fines or penalties by any court or regulatory authority on the indemnified party due to the indemnified party’s failure to comply with applicable laws, regulations or orders.

9.2.2        Express Negligence Disclosure. UNLESS THIS AGREEMENT EXPRESSLY PROVIDES TO THE CONTRARY, THE INDEMNITY, RELEASE, WAIVER AND ASSUMPTION PROVISIONS SET FORTH IN THIS AGREEMENT APPLY REGARDLESS OF WHETHER THE INDEMNIFIED PARTY (OR ITS EMPLOYEES, AGENTS, CONTRACTORS, SUCCESSORS OR ASSIGNS) CAUSES, IN WHOLE OR PART, AN INDEMNIFIED CLAIM, INCLUDING WITHOUT LIMITATION INDEMNIFIED CLAIMS ARISING OUT OF OR RESULTING, IN WHOLE OR IN PART, FROM, OUT OF OR IN CONNECTION WITH THE CONDITION OF THE PURCHASED PROPERTY OR THE INDEMNIFIED PARTY’S (OR ITS EMPLOYEES’, AGENTS’, REPRESENTATIVES’, CONTRACTORS’, SUCCESSORS’ OR ASSIGNS’) SOLE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR FAULT. REP AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

9.2.3        Other Limitations. The indemnities in this Agreement do not relieve the parties to this Agreement from any obligations to third parties. The indemnities of the parties in this Agreement do not relieve the indemnified party from any obligations of the indemnified party under the terms of any operating agreement or other cost-sharing arrangement which is applicable. There will be no upward or downward adjustment in the purchase price as a result of any matter for which REP or Seller is indemnified under this Agreement.

9.3         REP Indemnity. REP SHALL INDEMNIFY, DEFEND AND HOLD THE SMP PARTIES HARMLESS from and against any and all Claims caused by, resulting from or incidental to:

9.3.1        Any obligations for brokerage or finder’s fee or commission incurred by REP in connection with its acquisition of the Purchased Property;

9.3.2        Any violation by REP of state or federal securities laws or REP’s dealings (including any dealings in breach of REP’s warranties and representations in Sections 4.1 and 4.3) with its partners, investors, financial institutions, or other third parties in connection with (i) the Prior Agreements, (ii) the Transaction Documents, (iii) acquisition of the Purchased Property, or (iv) any subsequent sale or other disposition of the Purchased Property (or portion thereof) by REP, or its affiliates;

9.3.3        Any Claim by a partner, investor, financial institution or other third party arising under or related to any agreement between REP and such partner, investor, financial institution or other third party;

9.3.4        Any Claim by a partner, investor, financial institution or other third party based upon a representation made by REP, directly or indirectly, relating to the Prior Agreements, the Transaction Documents, the NW Casmalia Property, the Orcutt Property, any other oil and gas property, or any development operations with respect to any oil and gas property; or

9.3.5        Any Claim by a third party based upon a breach by REP of any covenant, representation or warranty provided for in the Transaction Documents.

9.4           SMP Parties Indemnity.  The SMP Parties shall indemnify, defend and hold harmless REP from any and all Claims caused by, resulting from or incidental to:

9.4.1        Any obligation for brokerage or finder’s fee or commission incurred by the SMP Parties in connection with the sale of the Purchased Property;

9.4.2        Any Claim by a third party based upon a breach of an SMP Party’s covenant, representation or warranty provided for in the Transaction Documents; or

9.4.3        Any lien or Claim with respect to the Sector Mortgage Indebtedness solely as it relates to the Initial Orcutt Interests.

9.4.4        Any lien or Claim with respect to the Sector Mortgage Indebtedness solely as it relates to the Initial Orcutt Interests or any interest as to which a partial release has been purchased by REP in accordance with Article VIII.  In other words, the indemnity pursuant to this provision is limited to REP’s interest in the subject property for which REP timely paid its proportionate share of the Sector Mortgage Indebtedness in accordance with Article VIII.

9.5           Notices and Defense of Indemnified Claims. Each party shall immediately notify the other party of any Claim of which it becomes aware and for which it is entitled to indemnification from the other party under the Transaction Documents. The indemnifying party shall be obligated to defend at the indemnifying party’s sole expense any litigation or other administrative or adversarial proceeding against the indemnified party relating to any Claim for which the indemnifying party has agreed to indemnify and hold the indemnified party harmless under the Transaction Documents. However, the indemnified party shall have the right to participate with the indemnifying party in the defense of any such Claim at its own expense.

ARTICLE X

Alterative Dispute Resolution

10.1         Alternative Dispute Resolution. This Article shall not be applicable to enforcement of any provision of the Operating Agreements. The rights of the parties under the Operating Agreements shall be enforced in accordance with the terms of the Operating Agreements.  For the limited purpose of this Article the term “Transaction Documents” shall not include the Operating Agreements.  Compliance with this Article shall constitute a condition precedent to either party seeking judicial enforcement of any provisions of the Transaction Documents.  Any dispute concerning the Transaction Documents shall be resolved under the mediation and binding arbitration procedures of this Article X. Upon the occurrence of any dispute between REP and Seller in connection ‘with their rights and obligations under the Transaction Documents, REP and Seller will first attempt in good faith to resolve all disputes by negotiations between management level persons who have authority to settle the controversy. If either party believes further negotiations are futile, such party may initiate the mediation process by so notifying the other party in writing. Both parties shall then attempt in good faith to resolve the dispute by mediation in Santa Maria, California, employing management level persons with authority to settle the dispute, in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes, as such procedure may be modified by agreement of the parties. The parties shall share the cost of the mediator equally. If the dispute has not been resolved pursuant to mediation within sixty (60) days after initiating the mediation process, the dispute shall be finally resolved through binding arbitration, as follows:

(a)           If any dispute or controversy shall arise between the parties out of the Transaction Documents, the alleged breach thereof or any tort in connection therewith, or out of the refusal to perform the whole or any part thereof, and the parties shall be unable to agree with respect to the matter or matters in dispute or controversy, the same shall be submitted to arbitration before a panel of arbitrators in accordance with the Federal Arbitration Act and the Commercial Arbitration Rules of the American Arbitration Association, to the extent that such Rules do not conflict with the terms of such Act or the terms of the Transaction Documents.  The panel of arbitrators shall be chosen as follows: Upon the written demand of either party and within ten (10) working days from the date of such demand, each party shall name an arbitrator and these two so named shall promptly thereafter choose a third. If either party shall fail to name an arbitrator within ten (10) working days from such demand, the other party shall name the second arbitrator as well as the first, or if the two arbitrators shall fail within ten (10) working days from their appointment to agree upon and appoint the third arbitrator, then upon written application by either party such third arbitrator may be appointed by the then presiding judge of the Superior Court of the State of California in and for the County of Santa Barbara, acting as an individual.  The party making the application shall give the other party ten (10) day’s notice of the application.  All arbitrators selected to act hereunder shall be qualified by education, experience, and training to pass upon the particular matter or matters in dispute.  All arbitrators selected under the Transaction Documents shall have at least fifteen (15) years professional experience in the oil and gas exploration and development industry and shall not previously have been employed by either party and shall not have a direct or indirect interest in either party or the subject matter of the arbitration.

(b)           The panel of arbitrators so chosen shall proceed promptly to hear and determine the matter or matters in dispute, after giving the parties due notice of hearing.  Unless otherwise determined by the arbitrators, the hearing and presentations of the parties shall not exceed five (5) days cumulative. The location of all arbitration proceedings hereunder shall be Santa Barbara County, California. The award of the panel of arbitrators or a majority thereof shall be made within forty-five (45) days after the appointment of the third arbitrator, subject to any reasonable delay due to unforeseen circumstances. In the event of the panel or a majority thereof failing to make an award within sixty (60) days after the appointment of the third arbitrator, new arbitrators may at the election of either party be chosen in like manner as if none had been previously selected.

(c)           The award of the arbitrators, or a majority thereof, shall be in writing, determined in accordance with the substantive laws of the State of California, and shall be final and binding on the parties as to the question or questions submitted, and the parties shall abide by such award and perform the conditions thereof. The award of the arbitrators shall be based on the applicable law and facts, the merits of the parties’ positions in the controversy or dispute, and the arbitrators’ assessment of the fairness and reasonableness of any settlement proposal of any party. The award shall not provide or create any rights or benefits in any person or entity which is not a party to the Transaction Documents, as the Transaction Documents and any arbitration thereunder shall not be construed as a third party beneficiary contract. Unless otherwise determined by the arbitrators, all expenses in connection with such arbitration shall be divided equally between the parties thereto, except that the expenses of counsel, witnesses, and employees of each party shall be borne solely by the party incurring them, and the compensation of any arbitrator named by a party shall be borne solely by such party; provided that if court proceedings to stay litigation or compel arbitration are necessary, the party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses and attorney’s fees of such court proceedings.

(d)         The arbitrators shall not be required to explain reasons for the award. No transcript or other recording shall be made of the arbitration proceedings. Except (i) in connection with a suit for enforcement of the award, (ii) as required by law, court order or regulation, (iii) when reasonably necessary to explain the terms and conditions of the award to outside attorneys, auditors, and insurers, or (iv) as part of good faith compliance with disclosure obligations under applicable law, the arbitration proceedings, the award, and the parties’ actions in connection with the arbitration are confidential and shall not be disclosed to third parties, and no disclosure of or reference to the arbitration, the award, or of the parties’ statements or actions in connection with the arbitration shall be made to any third party. All offers, promises, conduct, statements, and evidence, whether oral or written, made in the course of the arbitration by any of the parties, their agents, employees, experts, or attorneys are confidential. Such offers, promises, conduct, statements, and evidence shall be considered inadmissible under Rule 408 of the Federal Rules of Evidence and any similar state provisions, and shall be inadmissible for any purpose, including impeachment. However, evidence that is otherwise admissible shall not be rendered inadmissible as a result of its use in the arbitration.

(e)          The award of the panel of arbitrators and the obligation to abide by same and perform the conditions thereof shall not be appealable and shall be enforceable in any state district court for Santa Barbara County, California or the federal court for the Central District of California having jurisdiction. Each party shall bear its own attorneys’ fees in connection with any enforcement of an arbitration award, or in any other court litigation arising out of the Transaction Documents.

(f)          The provisions of Article X shall not limit the obligation of a party to defend, indemnify or hold harmless the other party against Claims as provided in Article IX .

ARTICLE XI

Area of Mutual Interest

11.1         Area.  REP and Seller agree to an AMI.  Up to December 14, 2009, the AMI shall be Santa Barbara County, California.  During the period December 14, 2009 through December 14, 2012, the AMI shall be limited to the area within one half mile of the boundary of any oil and gas lease within the pre-December 14, 2009 AMI, as to which both Seller and REP own a Working Interest.

11.2         Notice.  If during the term of the AMI, any party should acquire by purchase, assignment or otherwise an interest in any oil and gas lease, lease or seismic option, mineral interests, royalty interests, farmout, or any other interests in the mineral estate, including any contractual rights to acquire such interest, which gives the owner thereof the right to explore, drill for, and/or participate in the production of oil, gas or other hydrocarbons and constitute elements thereof or produced there from (“Mineral Interests”), the party acquiring the rights (“Acquiring Party”) shall within 5 Business Days thereafter notify in writing the other parties hereto (“Offeree”) of such acquisition.  Such notice shall include a copy of all instruments of acquisition including, by way of example but not of limitation, copies of the leases, assignments, subleases, farmouts, or other contracts affecting the Mineral Interests, a plat of the lands covered by the Mineral Interests, any title information and workpapers available relevant to the acquisition, evidence of payments made (i.e., paid drafts, brokers’ invoices, etc.) and an itemized statement of Leasehold Acquisition Costs.  For purposes of this Article the term “Leasehold Acquisition Costs” shall mean all direct costs incurred in connection with acquiring the Mineral Interests, including, but not limited to, bonuses and other consideration paid for such Mineral Interests and the expenses and per diems of third parties excluding, however, costs and expenses of its own personnel.

11.3         Acquisition Right.  Each Offeree shall have the right but not the obligation to acquire its share in the proportion to which its interest in the AMI bears to the aggregate interest in the AMI of the Acquiring Party and all other non-acquiring party(s) who have elected not to acquire an interest in the Mineral Interests so offered.

11.4         Exercise Deadline.  Offeree shall have thirty (30) days after receipt of such offer, or within five (5) days when there is a Well drilling in the area which, in the opinion of the Acquiring Party could reasonably affect the value of the Mineral Interests, within which to elect to purchase such interest by notifying the Acquiring Party, in writing of its election to acquire its percentage share of such Mineral Interests.  Failure of Offeree to notify the Acquiring Party within such time period shall be deemed an election by Offeree not to acquire an interest in such Mineral Interests.  If an Offeree elects not to participate in the acquisition of Mineral Interests, then such Offeree shall forfeit the right to participate in the renewal or extension of such Mineral Interests.  Those party(s) which elect to acquire their proportionate share of such Mineral Interests are hereinafter referred to as the “Participating Party(s)”.

11.5         Payment and Default.  Promptly after the notice and election period have expired, the Acquiring Party shall invoice each Participating Party for its proportionate part of the Lease Acquisition Costs.  Each Participating Party shall immediately reimburse the Acquiring Party for its share of the Lease Acquisition Costs.  If the Acquiring Party does not receive the amount from the Participating Party within ten (10) days after the receipt by such party of the invoice for its share of the Lease Acquisition Costs, the Acquiring Party may, at its election, give written demand notice to such delinquent party that the failure of the Acquiring Party to receive the amount due within forty-eight (48) hours after receipt of such demand notice by the delinquent Participating Party shall constitute a withdrawal by the delinquent party of its former election to acquire the Mineral Interests, and such delinquent Participating Party shall forfeit the right to participate in the acquisition of the Mineral Interests.

11.6         Assignment.  Upon receipt of said payment, the Acquiring Party shall execute and deliver to each Participating Party an appropriate assignment.  The assignment will be on the same terms and with the same effective date as that obtained by the Acquiring Party.  Acquiring Party shall place no additional burdens against such lease other than those directly associated with the acquisition of such Mineral Interests.  The assignment will (to the extent permitted under the underlying documents) assign rights with respect to warranties which Acquiring Party may have received.  No warranty of title whether expressed or implied shall be made by Acquiring Party except by, through and under it.

11.7         Operating Agreement.  SMP or its designee shall serve as operator of any property acquired within the AMI.  The operating agreement will be in a form that is identical to the NW Casmalia Operating Agreement insofar as diatomite operations are concerned and identical to the Orcutt Non-Diatomite Operating Agreement insofar as non-diatomite operations are concerned except for the lands and parties subject to the agreement.

ARTICLE XII

Notices

12.1         Notices.  All notices and other communications required under the Transaction Documents shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service which provides a receipt, by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

If to REP:                       Rock Energy Partners, L.P.

10375 Richmond Ave., Suite 2100

Houston, Texas  77042

Attention:  Rocky Emery

Phone:  (713) 954-3600

Fax:  (713) 954-3601

Email:  Emeryrocky1@aol.com

Rock Energy Partners, L.P.

10375 Richmond Ave., Suite 2100

Houston, Texas  77042

Attention:  Tom Elliott

Phone:  (713) 954-3600

Fax:  (713) 954-3601

Email:  tom.elliott@rockenergypartners.com

If to SMP:                      Santa Maria Pacific, LLC

Post Office Box 7202

Santa Maria, California  93456-7202

Phone:  (805) 938-3320

Fax:      (805) 938-3340

Email:  davidlpratt@sbcglobal.net

If to PEL:                        Phoenix Energy, LLC

Post Office Box 7202

Santa Maria, California  93456-7202

Phone:  (805) 938-3320

Fax:      (805) 938-3340

Email:  davidlpratt@sbcglobal.net

If to NWCP:                  NW Casmalia Properties, LLC

Post Office Box 7202

Santa Maria, California  93456-7202

Phone:  (805) 938-3320

Fax:      (805) 938-3340

Email:  davidlpratt@sbcglobal.net

If to OPL:                       Orcutt Properties, LLC

Post Office Box 7202

Santa Maria, California  93456-7202

Phone:  (805) 938-3320

Fax:      (805) 938-3340

Email:  davidlpratt@sbcglobal.net

If to GTL:                       Gitte-Ten, LLC

Post Office Box 7202

Santa Maria, California  93456-7202

Phone:  (805) 938-3320

Fax:      (805) 938-3340

Email:  davidlpratt@sbcglobal.net

or such other street address within the continental limits of the United States as a party may designate for itself by giving notice to the other party, in the manner provided in this Section, at least 10 days prior to the effective date of such change of address.  All notices given by personal delivery, courier or mail shall be effective on the date of actual receipt at the appropriate address as provided above.  Notices given by telecopier, if receipt is confirmed by the transmitting device, shall be effective upon actual receipt if received during recipient’s normal business hours or at the beginning of the next business day after receipt if received after the recipient’s normal business hours.  Delivery by email shall not satisfy the formal notice requirements of the Transaction Documents.

ARTICLE XIII

Miscellaneous

13.1         Form of Assignment.  All assignments to be delivered pursuant to the Transaction Documents shall be substantially in the form of Exhibit R.

13.2         Further Assurances.  After the Closing, Seller shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Purchased Property to REP.

13.3         Survival of Representations and Warranties. All of the representations and warranties made by the parties in this Agreement will survive the Closing, the execution and delivery of the assignment documents and other instruments under this Agreement, and the transfer of the Purchased Property between the parties and they shall not be merged into or superseded by the assignment documents or other documents delivered at Closing. A Claim by REP based upon an alleged breach of a representation with respect to title to the Initial Orcutt Interests and the Second Orcutt Interests is waived and released unless REP notifies Seller of that Claim in writing on or before August 31, 2008.  A Claim by REP based upon an alleged breach of a representation with respect to title to any interest acquired pursuant to the Development Agreement, Purchase Option Agreement or Article XI (AMI) is waived and released unless REP notifies Seller of that claim within 60 days of the applicable Closing Date.

13.4         No Sales Taxes.  No sales, transfer or similar tax will be collected at Closing from REP in connection with this transaction.  If, however, this transaction is later deemed to be subject to sales, transfer or similar tax, for any reason, REP agrees to be solely responsible, and shall indemnify and hold Seller (and its affiliates, and its and their directors, officers, employees, attorneys, contractors and agents) harmless, for any and all sales, transfer or other similar taxes (including related penalty, interest or legal costs) due by virtue of this transaction on the Purchased Property transferred pursuant hereto and REP shall remit such taxes at that time.  Seller and REP agree to cooperate with each other in demonstrating that the requirements for exemptions from such taxes have been met.

13.5         Entire Agreement and Amendment. The Transaction Documents, together with any relevant Confidentiality Agreement and the exhibits thereto, and the documents executed and delivered at each Closing constitute the entire understanding between the parties, replacing and superseding all prior negotiations, discussions, arrangements, agreements and understandings between the parties regarding the subject transaction and subject matter hereof (whether written or oral), excepting any written agreements that may be executed by the parties concurrently or after the execution of the Transaction Documents that expressly refer to one or more of the Transaction Documents. No other agreement, statement, or promise made by any party, or to any employee, officer or agent of any party, which is not contained in the Transaction Documents shall be binding or valid. The Transaction Documents may be amended, modified, altered, supplemented, or revoked only by written agreement expressly referring to one or more of the Transaction Documents and providing for amendment or modification thereof and signed by duly authorized representatives of the parties hereto.

13.6         Assignment Restriction.  REP is prohibited from assigning any right under the Transaction Documents unless the proposed assignee executes and delivers to the SMP Parties (i) a ratification of the Transaction Documents (in a form acceptable to the SMP Parties), that specifically provide that the proposed assignee on its own behalf makes the representations of the type provided in Section 4.3, (ii) a release of the SMP Parties identical in form to the release provided by REP in this Agreement, and (iii) an indemnity agreement in favor of the SMP Parties identical in form to the indemnity provided by REP in this Agreement.  REP is prohibited prior to December 14, 2009 from assigning any Purchased Property unless the proposed assignee executes and delivers to the SMP Parties (i) a ratification of the Transaction Documents (in a form acceptable to the SMP Parties), that specifically provide that the proposed assignee on its own behalf makes the representations of the type provided in Section 4.3, (ii) a release of the SMP Parties identical in form to the release provided by REP in this Agreement, and (iii) an indemnity agreement in favor of the SMP Parties identical in form to the indemnity provided by REP in this Agreement.  Any transfer in absence of such consent shall be null and void and shall result in the automatic termination of the assigning party’s, its successors and assigns then exercising rights under the Transaction Documents.  This section shall be applicable to any approved Assignee of REP.  The approved Assignee’s right to assign will be restricted in the same manner as provided herein with respect to REP.

13.7         Successors and Assigns.  Subject to the limitation on assignment contained in Section 13.6 above, the Transaction Documents shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

13.8         Third Party Beneficiaries. It is understood and agreed that there shall be no third party beneficiary of the Parties with respect to the Transaction Documents, and that the provisions hereof do not impart enforceable benefits, rights, or remedies in anyone who is not a party or a successor of REP as a party hereto.

13.9         Severability. If any provision of the Transaction Documents is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Agreement shall continue and remain in full force and effect.

13.10       Time of Essence.  Time is of the essence in the Transaction Documents.

13.11       Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one document.

13.12       Governing Law and Venue. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT APPLY THE LAW OF ANOTHER JURISDICTION.  In the event that mandatory arbitration provided in Article X is waived by the parties or is determined to be inapplicable, venue for any suit relating directly or indirectly to the Transaction Documents or the Purchased Property shall be in the State Court for Santa Barbara County, California or the Federal District Court for the Central District of California.

13.13       Seller’s Obligations Several Not Joint.  Anything to the contrary notwithstanding, the obligations and liability of each Seller, arising under and in connection with the Transaction Documents shall be several and not joint.  All representations, warranties, and covenants of “Seller” under the Transaction Documents relating to the Purchased Property, are made by each party, severally with respect only to the interest owned by each, in the Purchased Property, if any.  The representations, warranties, and covenants relating to the organization of “Seller”, are made individually by each party only as to its business organization.

13.14       Exhibits. The Exhibits and Schedules attached to this Agreement are incorporated into and made a part of this Agreement for all purposes. In the event of a conflict or inconsistency between the provisions of the Exhibits, Schedules or the executed assignment documents and the foregoing provisions of this Agreement, the provisions of this Agreement shall take precedence. In the event of a conflict or inconsistency between the provisions of the pro forma assignment documents and other transaction documents attached to this Agreement as Exhibits or Schedules and the assignment documents and other transaction documents actually executed by the parties, the provisions of the executed assignment documents and other executed transaction documents shall take precedence.

13.15       Waiver of Consequential and Punitive Damages. NEITHER REP NOR SELLER SHALL BE ENTITLED TO RECOVER FROM THE OTHER, RESPECTIVELY, AND EACH PARTY RELEASES THE OTHER PARTY FROM, ANY LOSSES, COSTS, EXPENSES, OR DAMAGES ARISING UNDER THE TRANSACTION DOCUMENTS OR IN CONNECTION WITH OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED IN THE TRANSACTION DOCUMENTS ANY AMOUNT IN EXCESS OF THE ACTUAL COMPENSATORY DAMAGES, COURT COSTS AND REASONABLE ATTORNEY’S FEES, SUFFERED BY SUCH PARTY. REP AND SELLER BOTH WAIVE, AND RELEASE THE OTHER FROM ANY RIGHT TO RECOVER PUNITIVE, SPECIAL, EXEMPLARY AND CONSEQUENTIAL DAMAGES ARISING IN CONNECTION WITH OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED IN THE TRANSACTION DOCUMENTS; PROVIDED, HOWEVER, ANY SUCH DAMAGES RECOVERED BY A THIRD PARTY (OTHER THAN SUBSIDIARIES, AFFILIATES OR PARENTS OF A PARTY) FOR WHICH A PARTY OWES THE OTHER PARTY AN INDEMNITY UNDER THIS ARTICLE VIII SHALL NOT BE WAIVED. REP hereby fully and unconditionally releases Seller and their affiliates and subsidiaries and their officer, directors and employees, from any and all claims, causes of action or damages, if any, arising in favor of REP in connection with its sale of the Purchased Property.

13.16       Waiver of Consumer Rights.  REP hereby waives it rights under the Texas Deceptive Trade Practices — Consumer Protection Act, Section 17.41 et seq., Business and Commerce Code, a law that gives consumers special rights and protections, and any similar law in any other state to the extent such Act or similar law would otherwise apply.  After consultation with an attorney of REP’s own selection, REP voluntarily consents to this waiver.  To evidence REP’s ability to grant such wavier, REP represents to Seller that it (a) is in the business of seeking or acquiring, by purchase or lease, goods or services for commercial or business use, (b) has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transactions contemplated hereby, (c) is not in a significantly disparate bargaining position, and (d) has consulted with, and is represented by, an attorney of REP’s own selection in connection with this transaction, and such attorney was not directly or indirectly identified, suggested or selected by Seller or an agent of Seller.

13.17       WAIVER OF RIGHT TO JURY TRIAL.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY, AND CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK OR ENFORCE THE WAIVERS IN THIS PARAGRAPH.

13.18       Waiver of Agreement Terms. Any of the terms, provisions, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the party waiving compliance. Except as otherwise expressly provided in the Transaction Documents, the failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party’s right to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in the Transaction Documents, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.

13.19       Interpretation. The parties stipulate and agree that the Transaction Documents shall be deemed and considered for all purposes to have been jointly prepared by the parties, and shall not be construed against any one party (nor shall any inference or presumption be made) on the basis of who drafted the Transaction Documents or any particular provision hereof, who supplied the form of Agreement, or any other event of the negotiation, drafting or execution of the Transaction Documents. Each party agrees that the Transaction Documents has been purposefully drawn and correctly reflects its understanding of the transaction that it contemplates. In construing the Transaction Documents, the following principles will apply.

(a)           The omission of certain provisions of this Agreement from the assignment documents does not constitute a conflict or inconsistency between this Agreement and the assignment documents, and will not effect a merger of the omitted provisions. To the fullest extent permitted by law, all provisions of this Agreement are hereby deemed incorporated into the assignment documents by reference.

(b)           The Articles, Sections, Exhibits and Schedules referenced in this Agreement refer to the Articles, Sections, Exhibits and Schedules of this Agreement. The headings and titles in this Agreement are for convenience only and shall have no significance in interpreting or otherwise affect the meaning of this Agreement.

(c)           The term “knowledge,” as applied to either party, shall mean the actual knowledge of such party’s (i) general partners in the case of a limited partnership, or (ii) managers in the case of a limited liability company.

IN WITNESS WHEREOF, the authorized representatives of the parties executing this Agreement on the dates stated below.

ROCK ENERGY PARTNERS, L.P.

By: 4R Oil & Gas, LLC, its General Partner

By:	/s/ Rocky V. Emery
Name:	Rocky V. Emery
Title:	Manager
Date:	12-12-07

SANTA MARIA PACIFIC, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

GITTE-TEN, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

NW CASMALIA PROPERTIES, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

PHOENIX ENERGY, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

ORCUTT PROPERTIES, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

INDEX OF EXHIBITS

Exhibit A	Approved Development Operations
Exhibit B	Development Agreement
Exhibit C	NW Casmalia Leases
Exhibit D	NW Casmalia Operating Agreement
Exhibit E	Orcutt Diatomite Operating Agreement
Exhibit F	Orcutt GTL Leases
Exhibit G	Orcutt Non-Diatomite Operating Agreement (PEL)
Exhibit H	Orcutt Non-Diatomite Operating Agreement (GTL)
Exhibit I	Orcutt OPL Leases
Exhibit J	Orcutt PEL Leases
Exhibit K	Payout Computation Procedures
Exhibit L	Permitted Encumbrances
Exhibit M	Net Revenue Interest Per Working Interest Percentage
Exhibit N	Purchase Option Agreement
Exhibit O	Release Agreement
Exhibit P	Litigation
Exhibit Q	Unleased Interests
Exhibit R	Form of Assignment

Exhibit C

CONSENT LEASES

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated April 19, 2000, by and between Richard Maretti, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065245, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129189; and as further amended in that certain unrecorded Amendment of Oil, Gas and Mineral Lease executed October 26, 2006.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 16, 2000, by and between Clarence Minetti Family Partnership, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065244, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129188; and as further amended in that certain unrecorded Amendment of Oil, Gas and Mineral Lease executed November 14, 2006.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated June 2, 2000, by and between Marlene Torres, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065246, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129190; and as further amended in that certain unrecorded Amendment of Oil, Gas and Mineral Lease executed October 31, 2006.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Wilma R. Maretti, Trustee of the Wilma R. Maretti Trust, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065243, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129186.

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•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Mark J. Maretti, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065242, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129187.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:   Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Charles Maretti, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065241, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129185.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Ruthanne M. Gamble, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065240, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129191.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated March 23, 1998, effective March 30, 1999 and extended by Daystar Resources, Ltd. letter dated January 17, 2000, by and between Ernest E. Righetti, II, Et Al, as Lessor, and Viking Exploration, Inc., as Lessee, recorded on January 13, 2000, as Document Number 2000-0005842, of the Official Records, County of Santa Barbara, State of California, covering 2,928.28 acres, more or less, being Unincorporated Subdivision Lots 121, 122, 123, and 124 of the Rancho Guadalupe, as shown on the Subdivision Map filed in Book B at Page 422 of the Miscellaneous Records in the office of the County Recorder of the County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcels # APN 113-200-07, APN 113-200-17, APN 113-200-06, APN 113-230-01, and APN 113-190-05; Subdivision #13 and O. C. Field Parcel of the Rancho Punta De La Laguna as shown on the Subdivision Map filed in Book 1 at Page 19 of the Miscellaneous Map Records in the office of the County Recorder of the County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcels APN 113-230-07 and APN 113-200-08; as Amended by that Addenda To Oil, Gas and Mineral Lease Agreement, dated September 30, 2000, adding 315.42 acres of land, more or less, out of a 395.42 acre tract of the Rancho Punta De La Laguna as shown on the Subdivision Map filed in Book 1 at Page 19 of the Miscellaneous Map Records in the office of the County Recorder of Santa Barbara County,

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California and shown as Santa Barbara County Assessor Parcel No. 113-230-06, Less and Except that 80 acres under lease to Unocal; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129192 of the Official Records, County of Santa Barbara, State of California.

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Exhibit K

PAYOUT COMPUTATION PROCEDURES

Section 1.  Application. Payout for purposes of the Transaction Documents and all assignments by the SMP Parties to REP pursuant to the Transaction Documents shall be computed in accordance with this Payout Computation Procedures.

Section 2.  Payout.  Payout with respect to the NW Casmalia Purchased Property shall occur at the point in time that the total cumulative NW Casmalia Purchased Property Gross Proceeds equals the total cumulative NW Casmalia Property Debits.  Payout with respect to the Orcutt Purchased Property shall occur at the point in time that the total cumulative Orcutt Purchased Property Gross Proceeds equals the total cumulative Orcutt Property Debits.

Section 3.  Definitions. The definitions of the terms contained in the Base Agreement are incorporated herein.  Unless otherwise defined herein, all terms defined in the this Payout Computation Procedures shall have the meanings assigned to them in the sections and subsections referred to below:

3.1          “Base Agreement” shall mean the Base Agreement by and between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC dated as of December 1, 2007.

3.2          “Debits” shall mean the following:

(a)           All Direct Costs incurred after the relevant Effective Date and actually paid by REP, including but not limited to the following:  (i) drilling, completing, testing, equipping, plugging back, reworking, recompleting and plugging and abandoning any well), whether or not such well is a producer or is abandoned as a dry hole or junked, (ii) constructing gathering facilities, tanks and other production and delivery facilities), (iii) for secondary recovery, pressure maintenance, repressuring, recycling and other operations conducted for the purpose of enhancing production), (iv) labor (including fringe benefits) and other services necessary for developing, operating, producing, reworking and maintaining, (v) dehydration, compression, separation, transportation and marketing of the hydrocarbons, and (vi) materials, supplies, equipment and other personal property and fixtures purchased for use on, or in connection with operations;

(b)           All taxes (except income, transfer, inheritance, estate, franchise and like taxes) incurred after the relevant Effective Date and actually paid by REP, including without limitation production, severance, and/or excise and other taxes assessed against, and/or measured by, the production of (or the proceeds or value of production of) hydrocarbons, occupation taxes, sales and use taxes, and ad valorem taxes assessed equipment located an any of the property;

(c)           All amounts incurred after the relevant Effective Date and actually paid by REP and consisting of (i) rent and other consideration paid for the use or damage to the surface and (ii) rentals, shut-in gas well royalties, minimum royalties and similar

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payments payable pursuant to the provisions of agreements in force and effect before the Effective Date;

(d)           The Prior Agreements Payments; and

(e)           The Purchase Option Payments.

3.3          “Gross Proceeds” shall mean all consideration received, directly or indirectly, for sales or other dispositions of hydrocarbons produced subsequent to the relevant Effective Date.  If any proceeds are withheld from the Working Interest owner for any reason (other than at its request or due to its negligence), such proceeds shall not be considered to be Gross Proceeds until such proceeds are actually received.  Gross Proceeds shall not include any amounts for hydrocarbons unavoidably lost in production or used in conformity with good oil field practices for development drilling and production operations (including without limitation gas injection, fuel, secondary or tertiary recovery, pressure maintenance, repressuring or recycling operations) conducted solely for the purpose of producing hydrocarbons from the Subject Interest, but only so long as such hydrocarbons are so used.

3.4          “NW Casmalia Carry Obligation Debits” shall mean Debits attributable to (i) Working Interests in the NW Casmalia Leases that are not owned by REP, and (ii) which were incurred by REP solely as a consequence of its Carry Obligation under the Base Agreement.

3.5          “NW Casmalia Payout Account “ shall mean the accounting of NW Casmalia Property Gross Proceeds and NW Casmalia Property Debits.

3.6          “NW Casmalia Property Debits” shall mean the sum of (i) NW Casmalia Carry Obligation Debits, (ii) NW Casmalia Purchased Property Debits, and (iii) fifty percent (50%) of the amount of any Purchase Option Payment.

3.7          “NW Casmalia Purchased Property Debits” shall mean Debits of the type described in Section 3.2(a), (b) and (c) that are attributable to the NW Casmalia Purchased Property.

3.8          “NW Casmalia Purchased Property Gross Proceeds” shall mean the Gross Proceeds attributable to the NW Casmalia Purchased Property.

3.9          “NW Casmalia Purchased Property” shall mean any NW Casmalia Property acquired by REP from the SMP Parties pursuant to the terms of the Transaction Documents.

3.10        “Orcutt Carry Obligation Debits” shall mean Debits attributable to (i) Working Interests in the Orcutt Leases that are not owned by REP, and (ii) which were incurred by REP solely as a consequence of its Carry Obligation under the Base Agreement.

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3.11        “Orcutt Property Debits” shall mean the sum of (i) Orcutt Carry Obligation Debits, (ii) Orcutt Purchased Property Debits, (iii) the Prior Agreements Payments, and (iv) fifty percent (50%) of the amount of any Purchase Option Payments.

3.12        “Orcutt Purchased Property” shall mean the Initial Orcutt Interests, the Second Orcutt Interests and any additional Orcutt Property acquired by REP from the SMP Parties pursuant to the terms of the Transaction Documents.

3.13        “Orcutt Purchased Property Debits” shall mean Debits of the type described in Section 3.2(a), (b) and (c) that are attributable to the Orcutt Purchased Property.

3.14        “Orcutt Purchased Property Gross Proceeds” shall mean the Gross Proceeds attributable to the Orcutt Purchased Property.

3.14        “Prior Agreements Payments” shall mean the sum of Four Million Seven Hundred Eighty Thousand and 00/100 ($4,780,000.00) paid by REP to the SMP Parties pursuant to the Prior Agreements.

3.15        “Purchase Option Payments” shall mean the sum of payments (if any) made by REP pursuant to the Purchase Option Agreement to exercise options granted thereunder.

3.15        “REP” shall mean Rock Energy Partners, L.P. and its assignees.

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EXHIBIT L

PERMITTED ENCUMBRANCES

•                                          The Sector Mortgage Indebtedness.

•                                          All agreements, instruments, documents, liens, encumbrances, and other matters, and the terms and provisions thereof described or referred to in the Title Opinions.

•                                          On November 13, 2007, Hunter Dos Tres (“Hunter”) filed an action for declaratory relief against Orcutt Properties, LLC et al in connection with Oil, Gas and Mineral Lease titled “Oil, Gas and Mineral Lease; Hunter/CHI Careaga Version” dated November 1, 2003 by and between Hunter Dos Tres Corporation and Careaga Hydrocarbons, Inc. recorded on November 6, 2003 as Document Number 2003-0153072 in the Official Records of the County of Santa Barbara, State of California (the “Hunter Lease”).  Hunter alleges that the Hunter Lease has terminated due to the defendants’ failure to produce hydrocarbons in paying quantities as required by the Lease.  A response to the complaint is due on or before December 19, 2007.  Orcutt Properties, LLC disputes all claims and is in the process of negotiating a settlement with Hunter, which includes a ratification of the Hunter Lease.

•                                          Orcutt Properties, LLC has received notice of a potential default under that certain Oil, Gas and Mineral Lease dated August 18, 2005 by and between Breitburn Energy Company, L.P. (“Breitburn”) and Daystar Resources, Ltd. recorded on September 2, 2005 as Document Number 2005-0086090 in the Official Records of the County of Santa Barbara, State of California (“Breitburn Lease”).  Breitburn alleges that it was not given the right to consent to the transfer of operating rights from Daystar Resources, Ltd to Santa Maria Pacific, LLC as required by Section 23 of the Breitburn Lease.  Orcutt Properties, LLC disputes this claim as notice was provided to Breitburn and consent obtained in March 2007.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by Gitte-Ten, LLC:  Oil and Gas Lease dated October 22, 1975, the Short Form of which was recorded May 21, 1976 in Book 2613, Page 1562 by and between SHELL OIL COMPANY as Lessor, and MONTARA PETROLEUM COMPANY as Lessee, Official Records of Santa Barbara County, California.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated April 19, 2000, by and between Richard Maretti, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065245, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129189; and as further amended in that certain unrecorded Amendment of Oil, Gas and Mineral Lease executed October 26, 2006.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 16, 2000, by and between Clarence Minetti Family Partnership, as Lessor, and Fuller Oil

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Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065244, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129188; and as further amended in that certain unrecorded Amendment of Oil, Gas and Mineral Lease executed November 14, 2006.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated June 2, 2000, by and between Marlene Torres, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065246, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129190; and as further amended in that certain unrecorded Amendment of Oil, Gas and Mineral Lease executed October 31, 2006.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Wilma R. Maretti, Trustee of the Wilma R. Maretti Trust, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065243, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129186.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Mark J. Maretti, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065242, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129187.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:   Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Charles Maretti, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065241, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County

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of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129185.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated May 31, 2000, by and between Ruthanne M. Gamble, as Lessor, and Fuller Oil Company, as Lessee, recorded on October 25, 2000, as Document Number 2000-0065240, covering 289.45 acres, more or less, being the Northwest Quarter of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter and Lots 2, 3, 4, 5, 6, and 7 of Section 9; the Southwest Quarter of the Southeast Quarter of Section 4 all in Township 9 North, Range 35 West, S. B. B. & M., County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcel # APN 113-220-07; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129191.

•                                          The transfer of a working interest to REP requires the prior consent of the lessor pursuant to the following lease held by NW Casmalia, LLC Et Al:  Oil, Gas and Mineral Lease Agreement dated March 23, 1998, effective March 30, 1999 and extended by Daystar Resources, Ltd. letter dated January 17, 2000, by and between Ernest E. Righetti, II, Et Al, as Lessor, and Viking Exploration, Inc., as Lessee, recorded on January 13, 2000, as Document Number 2000-0005842, of the Official Records, County of Santa Barbara, State of California, covering 2,928.28 acres, more or less, being Unincorporated Subdivision Lots 121, 122, 123, and 124 of the Rancho Guadalupe, as shown on the Subdivision Map filed in Book B at Page 422 of the Miscellaneous Records in the office of the County Recorder of the County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcels # APN 113-200-07, APN 113-200-17, APN 113-200-06, APN 113-230-01, and APN 113-190-05; Subdivision #13 and O. C. Field Parcel of the Rancho Punta De La Laguna as shown on the Subdivision Map filed in Book 1 at Page 19 of the Miscellaneous Map Records in the office of the County Recorder of the County of Santa Barbara, State of California and shown as Santa Barbara County Assessor’s Parcels APN 113-230-07 and APN 113-200-08; as Amended by that Addenda To Oil, Gas and Mineral Lease Agreement, dated September 30, 2000, adding 315.42 acres of land, more or less, out of a 395.42 acre tract of the Rancho Punta De La Laguna as shown on the Subdivision Map filed in Book 1 at Page 19 of the Miscellaneous Map Records in the office of the County Recorder of Santa Barbara County, California and shown as Santa Barbara County Assessor Parcel No. 113-230-06, Less and Except that 80 acres under lease to Unocal; as Amended in that certain Amendment of Oil and Gas Lease recorded on December 8, 2004, as Document Number 2004-0129192 of the Official Records, County of Santa Barbara, State of California.

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Exhibit O

RELEASE AGREEMENT

This Release Agreement (“Agreement”) is made as of December 14, 2007 by and between Rock Energy Partners, LP, Rock Energy Partners Operating, LP, 4R Oil and Gas, LLC, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC.

R E C I T A L S:

WHEREAS, certain of the Parties entered into the Prior Agreements (defined below);

WHEREAS, disputes have arisen between the REP Parties (defined below) and the SMP Parties (defined below) relating to the Prior Agreements;

WHEREAS, the Parties have entered into the Base Agreement (defined below);

WHEREAS, the Parties have consulted with their respective counsel and have been informed of and understand the costs, burdens, risks, and uncertainties that exist with respect to continued pursuit of their disputes;

WHEREAS, in order to avoid the costs, inconvenience, burdens, and uncertainties associated with continuing these disputes, among other things, the Parties desire to settle all claims and causes of action, whether known or unknown, currently existing between them as set forth below;

NOW, THEREFORE, for and in consideration of the recitals set forth above and the agreements, promises, releases, covenants, representations, and warranties made by the Parties in this Agreement and the Base Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby mutually agree as follows:

ARTICLE I

Definitions

The definitions of the terms contained in the Base Agreement are incorporated herein.  All terms defined in the Base Agreement will have the same meaning when employed in this Agreement.  The following additional terms as used in this Agreement shall have the meanings indicated below unless the context otherwise requires:

1.1.         “4R” shall mean 4R Oil & Gas, LLC.

1.2.         “Base Agreement” shall mean the Agreement dated December 1, 2007 between Rock Energy Partners, LP, Rock Energy Partners Operating, LP, 4R Oil and Gas, LLC, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC.

1.3.         “Confidentiality Agreement” shall mean the agreement between REP and SMP dated November 21, 2005.

1.4.         “GTL” shall mean Gitte-Ten, LLC.

1.5.         “Parties” shall mean collectively the SMP Parties and the REP Parties.

1.6.         “PEL” shall mean Phoenix Energy, LLC.

1.7.         “Prior Agreements” shall mean (i) the Option Agreement dated April 24, 2007 between REP, NWCP and SMP with respect the NW Casmalia Project, (ii) the Letter Agreement dated July 23, 2007 between REP, NWCP and SMP superceding the April 24, 2007 Option Agreement with respect to the NW Casmalia Project, (iii) Letter Agreement dated April 24, 2007 between REP, SMP, GTL, PEL and OPL pertaining to the Orcutt Project, (iv) Letter Agreement dated May 4, 2007 between REP, GTL, PEL, OPL and SMP, (v) Letter Agreement dated July 23, 2007 between REP, SMP, GTL, PEL and OPL superceding the April 24, 2007 Letter Agreement pertaining to the Orcutt Project, (vi) Non-Binding Letter of Intent dated September 5, 2007 between REP and SMP, (vii) Letter Agreement dated June 10, 2006 between REP and SMP with respect to future SMP Projects, (viii) the Letter Agreement dated July 24, 2006 between REP and SMP amending the June 10, 2006 Letter Agreement with respect to Future SMP Projects (ix) the Letter Agreement dated June 10, 2006 between REP and SMP with respect to NW Casmalia, (x) the Letter Agreement dated July 24, 2006 amending the June 10, 2006 Letter Agreement with respect to NW Casmalia, and (xi) any other agreement between the SMP Parties and the REP Parties entered into prior to the date of this Agreement.

1.8.         “REP” shall mean Rock Energy Partners, LP.

1.9.         “REPO” shall mean Rock Energy Partners Operating, LP.

1.10.       “REP Parties” shall mean REP, REPO and 4R.

1.11.       “SMP” shall mean Santa Maria Pacific, LLC.

1.12.       “SMP Parties” shall mean SMP, GTL, PEL and OPL.

1.13.       “Subject Claims” shall mean any and all claims, demands, and causes of action of whatever kind or character which the releasing party has or may have in the future based on any actions, failure to act, or events that have occurred prior to the date of this Agreement which in any way relates to or are based upon any of the following:

(i)            The Prior Agreements;

(ii)           Any other transactions of any kind among the SMP Parties and the REP Parties; or

(iii)          any actual or alleged negotiations, discussions, representations, warranties,

provisions or other undertakings by any SMP Party or REP Party in connection with any of the foregoing prior to the date of this Agreement.

ARTICLE II

Acknowledgement

The REP Parties acknowledge that (i) the REP Parties defaulted under the Prior Agreements, (ii) the Prior Agreements were terminated by the SMP Parties, (iii) based upon the REP Parties’ performance under the Prior Agreements, only a 1.496% Working Interest assignment in the Orcutt Property was earned by REP, (iv) based upon the REP Parties’ performance under the Prior Agreements, no interest was earned by REP in the NW Casmalia Property, (v) the SMP Parties performed their respective obligations under the Prior Agreements, and (vi) the SMP Parties have incurred additional project expenses and delays as a consequence of the REP Parties’ non-performance.

ARTICLE III

Termination

All Prior Agreements except the Confidentiality Agreement are hereby terminated and of no further force and effect.

ARTICLE IV

Release by REP Parties

The REP Parties on behalf of themselves and to the extent they are permitted by law or otherwise on behalf of all partners, members, shareholders and investors — hereby generally release and forever discharge the (i) SMP Parties, (ii) all officers, partners, managers, members, employees, representatives, and agents of the SMP Parties (expressly including, but not limited to, Ray Powell, Mark Harrington, David Pratt, Jack Piedmont, Mike Prats, Bill Dell Orfano, Bill Boss, Snow Fogel Spence LLP, and Ramon Elias), from any and all Subject Claims.  THIS RELEASE IS TO BE CONSTRUED AS THE BROADEST TYPE OF GENERAL RELEASE AND COVERS AND RELEASES ANY AND ALL SUBJECT CLAIMS, WHETHER KNOWN OR UNKNOWN, AND HOWEVER OR WHENEVER ARISING, WHETHER BY CONTRACT OR AGREEMENT, AT LAW OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY LAW OR STATUTE PERTAINING TO NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD, DECEPTIVE TRADE PRACTICES, NEGLIGENT REPRESENTATION, SECURITIES VIOLATIONS, BREACH OF FIDUCIARY DUTY, BREACH OF CONTRACT, TRADE REGULATION, REGULATION OF BUSINESS OR COMPETITION, CONSPIRACY OR RACKETEERING), OR OTHERWISE ARISING, AND EXPRESSLY INCLUDING ANY CLAIMS FOR PUNITIVE OR EXEMPLARY DAMAGES, ATTORNEYS’ FEES, OR PENALTIES.  THE REP PARTIES CERTIFY THAT THEY HAVE READ, UNDERSTAND AND EXPRESSLY WAIVE THE FOLLOWING PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542:

“A general release does not extend to claims which creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

THE REP PARTIES UNDERSTAND AND ACKNOWLEDGE THAT THE SIGNIFICANCE AND CONSEQUENCE OF THIS WAIVER OF CALIFORNIA CIVIC CODE SECTION 1542 IS THAT EVEN IF ONE OF THEM SHOULD EVENTUALLY SUFFER ADDITIONAL DAMAGES OR LOSSES FROM THEIR PRIOR INTERACTIONS, OR SHOULD THERE EXIST OTHER UNDISCLOSED OBLIGATIONS OR LIABILITIES EXISTING BETWEEN THEM, INCLUDING THEIR ASSIGNEES, THE REP PARTIES WILL NOT BE ABLE TO MAKE ANY CLAIM FOR THOSE DAMAGES, LOSSES OR OBLIGATIONS.  FURTHERMORE, THE REP PARTIES ACKNOWLEDGE THAT THEY INTEND THESE CONSEQUENCES EVEN AS TO CLAIMS FOR DAMAGES, LOSSES OR OBLIGATIONS THAT MAY EXIST AS OF THE DATE OF THIS AGREEMENT BUT WHICH THE REP PARTIES DO NOT KNOW EXIST, AND WHICH, IF KNOWN, WOULD MATERIALLY AFFECT THEIR DECISION, EITHER SINGULARLY OR COLLECTIVELY, TO EXECUTE THIS AGREEMENT, REGARDLESS OF THE CAUSE OF THEIR LACK OF KNOWLEDGE.  IT IS UNDERSTOOD THAT THIS RELEASE DOES NOT EXTEND TO THE OBLIGATIONS OF THE SMP PARTIES UNDER THE BASE AGREEMENT AND THE TRANSACTION DOCUMENTS EXECUTED IN CONNECTION THEREWITH.

ARTICLE V

Release by SMP Parties

The SMP Parties on behalf of themselves and to the extent they are permitted by law or otherwise on behalf of all partners, members, shareholders and investors — hereby generally release and forever discharge the (i) REP Parties, (ii) all officers, partners, members, employees, representatives, and agents of the REP Parties (expressly including, but not limited to, Rocky Emery, Tom Elliot and Baker Hostetler, LLP), from any and all Subject Claims (except any claim based on breach of the Confidentiality Agreement).  THIS RELEASE IS TO BE CONSTRUED AS THE BROADEST TYPE OF GENERAL RELEASE AND COVERS AND RELEASES ANY AND ALL SUBJECT CLAIMS, WHETHER KNOWN OR UNKNOWN, AND HOWEVER OR WHENEVER ARISING, WHETHER BY CONTRACT OR AGREEMENT, AT LAW OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY LAW OR STATUTE PERTAINING TO NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD, DECEPTIVE TRADE PRACTICES, NEGLIGENT REPRESENTATION, SECURITIES VIOLATIONS, BREACH OF FIDUCIARY DUTY, BREACH OF CONTRACT, TRADE REGULATION, REGULATION OF BUSINESS OR COMPETITION, CONSPIRACY OR RACKETEERING), OR OTHERWISE ARISING, AND EXPRESSLY INCLUDING ANY CLAIMS FOR PUNITIVE OR EXEMPLARY DAMAGES, ATTORNEYS’ FEES, OR PENALTIES.  THE SMP PARTIES CERTIFY THAT THEY HAVE READ, UNDERSTAND AND EXPRESSLY WAIVE THE FOLLOWING PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542:

“A general release does not extend to claims which creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

THE SMP PARTIES UNDERSTAND AND ACKNOWLEDGE THAT THE SIGNIFICANCE AND CONSEQUENCE OF THIS WAIVER OF CALIFORNIA CIVIC CODE SECTION 1542 IS THAT EVEN IF ONE OF THEM SHOULD EVENTUALLY SUFFER ADDITIONAL DAMAGES OR LOSSES FROM THEIR PRIOR INTERACTIONS, OR SHOULD THERE EXIST OTHER UNDISCLOSED OBLIGATIONS OR LIABILITIES EXISTING BETWEEN THEM, INCLUDING THEIR ASSIGNEES, THE SMP PARTIES WILL NOT BE ABLE TO MAKE ANY CLAIM FOR THOSE DAMAGES, LOSSES OR OBLIGATIONS.  FURTHERMORE, THE SMP PARTIES ACKNOWLEDGE THAT THEY INTEND THESE CONSEQUENCES EVEN AS TO CLAIMS FOR DAMAGES, LOSSES OR OBLIGATIONS THAT MAY EXIST AS OF THE DATE OF THIS AGREEMENT BUT WHICH THE REP PARTIES DO NOT KNOW EXIST, AND WHICH, IF KNOWN, WOULD MATERIALLY AFFECT THEIR DECISION, EITHER SINGULARLY OR COLLECTIVELY, TO EXECUTE THIS AGREEMENT, REGARDLESS OF THE CAUSE OF THEIR LACK OF KNOWLEDGE.  IT IS UNDERSTOOD THAT THIS RELEASE DOES NOT EXTEND TO THE OBLIGATIONS OF THE REP PARTIES UNDER THE BASE AGREEMENT AND THE INSTRUMENTS EXECUTED IN CONNECTION THEREWITH.

ARTICLE VI

Miscellaneous

6.1.         The Parties expressly acknowledge and understand that they may hereafter discover facts in addition to or different from those that they now believe to be true with respect to the subject matter of the matters released herein.  But the Parties expressly agree that they have taken these possibilities into account in electing to execute this Agreement, and that the releases set forth herein shall be and remain in effect as full and complete releases notwithstanding the discovery or existence of any such additional or different facts, as to which the Parties expressly assume the risk.

6.2.         The Parties each REPRESENT, WARRANT and ACKNOWLEDGE that they have been given a reasonable period of time to consider this Agreement and that they have thoroughly reviewed it and agreed to its terms with the advice and counsel of their respective attorneys.  Each of the Parties warrants that in executing this Agreement they did not rely, and have not relied upon, any representation or statement made by any other party or their agents, employees, representatives or attorneys, with regard to facts underlying the subject matter, basis or effect of this Agreement or as to any other facts or issues which might be deemed material to their decision to enter into this Agreement, other than as specifically stated in this Agreement.  Each of the Parties further warrants and recognizes that this paragraph is binding, as a matter of law and fact, and shall preclude them from asserting that they were wrongfully induced to enter into this Agreement by any representation, promise or agreement, or statement of a past or existing fact, which is not found in the four corners of this Agreement.

6.3.         None of the Parties is relying upon a legal duty, if one exists, on the part of any other party (or their officers, directors, employees, agents, representatives or attorneys, past or present) to disclose any information in connection with the execution of this Agreement or its preparation (other than as specifically stated in this Agreement), it being expressly understood that none of the Parties shall ever assert any failure to disclose information on the part of any other party as a ground for challenging this Agreement.

6.4.         Each of the Parties hereto represents and warrants that it has not assigned or conveyed, in whole or in part, to any other person or entity any claim, or part thereof, which such Party has or had against a released party or which is released in this Agreement, and that it owns the claims released in this Agreement and has the authority to execute this Agreement and grant the releases herein.  Each person who is a signatory hereto warrants and represents that such person is authorized to sign this Agreement and has full authority to bind the Party on whose behalf such person has signed this Agreement.

6.5.         If any provision of this Agreement is held unenforceable, the remaining provisions of this Agreement will nevertheless continue in full force and effect without being impaired or invalidated in any way.

6.6.         It is expressly understood and agreed that the terms hereof are contractual and not mere recitals.

6.7.         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party, as all parties or their attorneys participated in the preparation of this Agreement.

6.8.         No provision of this Agreement shall be deemed waived unless such waiver is made expressly and in writing.

6.9.         This Agreement may be modified or amended only by a writing signed by all Parties to this Agreement or their respective authorized representatives, successors, or assigns.

6.10.       This Agreement is fully and voluntarily entered into by the Parties hereto.  Each party states that it has read this Agreement, has obtained advice of counsel if it so desired, understands all of this Agreement, and executes this Agreement voluntarily and of its own free will and accord with full knowledge of the legal significance and consequences of this Agreement.  CAUTION: READ THIS DOCUMENT CAREFULLY BEFORE SIGNING IT.  IT IS A LEGAL AND BINDING CONTRACT AND MATERIALLY AFFECTS YOUR LEGAL RIGHTS.  BY SIGNING THIS AGREEMENT, YOU ACKNOWLEDGE THAT YOU HAVE READ THIS ENTIRE AGREEMENT AND THE RELEASES CONTAINED HEREIN AND THAT YOU FULLY UNDERSTAND AND AGREE TO ALL TERMS HEREIN.

6.11.       This Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one document.

6.12.       The Arbitration provisions set forth in Article X of the Base Agreement are incorporated herein.

6.13.       THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT APPLY THE LAW OF ANOTHER JURISDICTION.  In the event that mandatory arbitration provided in Article X of the Base Agreement is waived by the Parties or is determined to be inapplicable, venue for any suit relating directly or indirectly to this Agreement shall be in the State Court for Santa Barbara County, California or the Federal District Court for the Central District of California.

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals, on this the 14th day of December, 2007.

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

ROCK ENERGY PARTNERS OPERATING, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

4R OIL AND GAS, LLC

By:
Name:
Title:
Date:

SANTA MARIA PACIFIC, LLC

By:
Name:
Title:
Date:

GITTE-TEN, LLC

By:
Name:
Title:
Date:

NW CASMALIA PROPERTIES, LLC

By:
Name:
Title:
Date:

PHOENIX ENERGY, LLC

By:
Name:
Title:
Date:

ORCUTT PROPERTIES, LLC

By:
Name:
Title:
Date:

EXHIBIT Q

UNLEASED INTEREST

•                                          Orcutt GTL Leases:

•                                          An unleased and open mineral interest owned by Breitburn Energy Company, LP. representing an approximate 4.545454% undivided interest out of the Gitte-Ten, LLC Leasehold acreage  The remaining interests and the lands covered thereby are described in those certain Oil, Gas and Mineral Lease Agreements and descriptions set forth in Exhibit F to the Base Agreement.

•                                          Orcutt OPL Leases:

•                                          An unleased and open mineral interest owned by Breitburn Energy Company, LP. representing an approximate 4.545454% undivided interest out of the Northern 1,000 acres, more or less, of the Orcutt Properties, LLC Leasehold acreage  The remaining interests and the lands covered thereby are described in those certain Oil, Gas and Mineral Lease Agreements and descriptions set forth in Exhibit I to the Base Agreement.

•                                          An unleased and open mineral interest owned by the Raymond J. MacDonald Trust representing approximately 0.757576% of the Orcutt Properties, LLC Leasehold acreage  The remaining interests and the lands covered thereby are described in those certain Oil, Gas and Mineral Lease Agreements and descriptions set forth in Exhibit I to the Base Agreement.

•                                          New Casmalia Leases:

•                                          An unleased and open mineral interest owned by the California Polytechnic State University representing an approximate 10% undivided interest out of 426.41 acres, more or less.  The remaining interests and the lands covered thereby are described in those certain Oil, Gas and Mineral Lease Agreements and descriptions listed under the leases attributable to the Testamentary Trust created under the Last Will and Testament of Rosario Andrea Curletti, deceased set forth in Exhibit C to the Base Agreement.

EXHIBIT R

ASSIGNMENT AND BILL OF SALE

STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

This Assignment and Bill of Sale is executed and delivered by                                                          (“ASSIGNOR”) to Rock Energy Partners, LP (“ASSIGNEE”) pursuant to the terms of the Base Agreement dated December 1, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”).

ARTICLE 1. CONVEYANCE

1.1                               Capitalized Terms. Each capitalized term used in this Assignment that is not otherwise defined herein shall have the meaning for such capitalized term as defined in the Base Agreement, which terms are incorporated herein by such reference.

1.2                               Description of the Property. Subject to the terms of the Base Agreement and this Assignment, ASSIGNOR hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS to ASSIGNEE a                    percent (       %) BPO Working Interest reducing to a                          percent (      %) APO Working Interest in the following described property rights:

1.2.1                     The oil, gas and mineral lease(s), and any ratifications or amendments to such leases described in Exhibit A, INSOFAR AND ONLY INSOFAR AS those interests, rights and leases cover and include the lands, depths and rights described in Exhibit A attached hereto and made a part hereof for all purposes (the “Leases”);

1.2.2                     All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalizations agreements, declarations and/or orders (including, without limitation, all Units to the extent that they relate to the Leases;

1.2.3                     All oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or lands unitized or pooled with the Leases (the “Wells”);

1.2.4                     ASSIGNOR’S interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Leases or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Leases or lands included in Units with which the Leases may have been pooled or unitized;

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1.2.5                     To the extent assignable or transferable, ASSIGNOR’S interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

1.2.6                     To the extent assignable or transferable, ASSIGNOR’S interest in all agreements, contracts and contractual rights, obligations and interests INSOFAR ONLY as they cover and are attributable to the property described in Sections 1.2.1 through 1.2.5 above.

The                percent (       %) BPO Working Interest and                          percent (      %) APO Working Interest in the above-described property rights and interests which is hereby assigned is hereafter referred to as the “Property”.

1.3                               Agreement. This Assignment is made and accepted subject to all of the terms of the Base Agreement, which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law. In the event of a conflict between the provisions of this Assignment and the provisions of the Base Agreement, the provisions of the Base Agreement shall take precedence.

ARTICLE 2. DISCLAIMER OF WARRANTIES AND TITLE DEFENSE

2.1                               DISCLAIMER OF TITLE WARRANTY AND ENCUMBRANCES. ASSIGNOR CONVEYS THE PURCHASED PROPERTY TO ASSIGNEE SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT ASSIGNOR OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES.   NO DUTY IS OWED BY ASSIGNOR TO ASSIGNEE WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII OF THE BASE AGREEMENT.  ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE AS A RESULT OF ANY DEFAULT BY ASSIGNOR WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

2

2.2                               Defense of Title.  To the limited extent provided in the Base Agreement, ASSIGNOR agrees to defend title to the Property against the claims and demands (other than the Permitted Encumbrances as defined in the Base Agreement) of all persons claiming the same or any part thereof by, through or under ASSIGNOR but not otherwise.  Any title failure not arising by through or under ASSIGNOR shall reduce the Net Revenue Interest of ASSIGNEE on a proportionate basis.

2.3                               CONDITION AND FITNESS OF THE PROPERTY.  EXCEPT AS EXPRESSLY SET FORTH IN THE BASE AGREEMENT, ASSIGNOR CONVEYS THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, OR (ii) THE FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND ACCEPTS THE PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTY OR ANY VALUE THEREOF.

2.4                               INFORMATION ABOUT THE PROPERTY.  EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, ASSIGNOR DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO ASSIGNEE (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE PROPERTY. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA,

3

INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK.  ASSIGNEE RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION.  ASSIGNEE EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT ASSIGNEE’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR.  ASSIGNEE HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE BASE AGREEMENT, THIS ASSIGNMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ASSIGNEE.

2.5                               ASSIGNEE is prohibited from assigning any interest in the Property except in accordance with the terms of the Base Agreement.  Any purported transfer in contravention of the Base Agreement is null and void.

ARTICLE 3. OTHER PROVISIONS

3.1                               Further Assurances. ASSIGNOR and ASSIGNEE will do, execute, acknowledge and deliver all further acts, conveyances and instruments as may be reasonably necessary or appropriate to carry out the intent of this Assignment and to more fully and accurately assign and convey the Property to ASSIGNEE.

3.2                               Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall extend to, be binding upon, and inure to the benefit of ASSIGNOR and ASSIGNEE, and their respective successors and assigns.

3.3                               Assumption of Obligations. By its acceptance of this Assignment, ASSIGNEE shall comply with and do hereby assume and agree to perform ASSIGNEE’S proportionate part of all express and implied covenants, obligations and reservations contained in the Leases and to which the Property is subject and shall bear its proportionate share of all existing burdens on the Leases, all to the extent provided in the Base Agreement.

3.4                               Counterparts. This Assignment may be executed in multiple counterparts, each of which shall for all purposes constitute one and the same instrument; provided, that, to facilitate recordation, in any particular counterpart portions of the Exhibits and Schedules attached hereto which describe Property situated in states and counties other than the state and county in which such counterpart is to be recorded may have been omitted.

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3.5                               Alternate Dispute Resolution. It is agreed, as a severable and independent arbitration agreement separately enforceable from the remainder of this Assignment, that if the parties hereto are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Assignment (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by mediation or arbitration in accordance with the alternate dispute resolution provisions set forth in the Base Agreement, the terms and provisions of which are incorporated by reference herein.

3.6                               Attachments. The Exhibits attached to this Assignment to which reference is herein made are incorporated herein by reference and made a part hereof for all purposes.

3.7                               Governing Law. This Assignment is governed by and must be construed according to the laws of the State of California, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

3.8                               Severability. If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Assignment shall continue and remain in full force and effect.

The authorized representatives of ASSIGNOR and ASSIGNEE execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of                                     , 200    , at 7:00 a.m. Pacific Time.

ASSIGNOR:

By:
Name:
Title:
Date:

ASSIGNEE:

ROCK ENERGY PARTNERS, L.P.

By:
Name:
Title:
Date:

5

Corporate Acknowledgment:

THE STATE OF	§
§
COUNTY OF	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                                                      of                                                                     , known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said                                                                       .

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of                              , 2007.

Notary Public in and for
the State of

My Commission expires:

6

Partnership Acknowledgment:

THE STATE OF	§
§
COUNTY OF	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                        partner on behalf of                                                                     , a partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said                                                                       , a partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of                                   , 2007.

Notary Public in and for
the State of

My Commission expires:

7

ASSIGNMENT AND BILL OF SALE

(Initial Orcutt GTL Interest)

STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

This Assignment and Bill of Sale is executed and delivered by Gitte-Ten, LLC (“ASSIGNOR”) to Rock Energy Partners, LP (“ASSIGNEE”) pursuant to the terms of the Base Agreement dated December 1, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”).

ARTICLE 1. CONVEYANCE

1.1                               Capitalized Terms. Each capitalized term used in this Assignment that is not otherwise defined herein shall have the meaning for such capitalized term as defined in the Base Agreement, which terms are incorporated herein by such reference.

1.2                               Description of the Property. Subject to the terms of the Base Agreement and this Assignment, ASSIGNOR hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS to ASSIGNEE a 1.65893% BPO Working Interest reducing to a 1.49304% APO Working Interest in the oil, gas and mineral lease(s), and any ratifications or amendments to such leases described in Exhibit A, INSOFAR AND ONLY INSOFAR AS those interests, rights and leases cover and include the lands, depths and rights described in Exhibit A attached hereto and made a part hereof for all purposes (the “Leases”).  In addition, subject to the terms of the Base Agreement and this Assignment, Assignor hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS a 1.496% BPO Working Interest reducing to a 1.346% APO Working Interest in the following:

1.2.1                     All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalizations agreements, declarations and/or orders (including, without limitation, all Units to the extent that they relate to the Leases;

1.2.2                     All oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or lands unitized or pooled with the Leases (the “Wells”);

1.2.3                     ASSIGNOR’S interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Leases or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Leases on lands included in Units with which the Leases may have been pooled or unitized;

1.2.4                     To the extent assignable or transferable, ASSIGNOR’S interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

1.2.5                     To the extent assignable or transferable, ASSIGNOR’S interest in all agreements, contracts and contractual rights, obligations and interests INSOFAR ONLY as they cover and are attributable to the property described in Sections 1.2.1 through 1.2.4 above.

The Working Interests hereby assigned are hereafter referred to as the “Property”.

1.3          Agreement. This Assignment is made and accepted subject to all of the terms of the Base Agreement, which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law. In the event of a conflict between the provisions of this Assignment and the provisions of the Base Agreement, the provisions of the Base Agreement shall take precedence.

ARTICLE 2. DISCLAIMER OF WARRANTIES AND TITLE DEFENSE

2.1                               DISCLAIMER OF TITLE WARRANTY AND ENCUMBRANCES. ASSIGNOR CONVEYS THE PURCHASED PROPERTY TO ASSIGNEE SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT ASSIGNOR OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES.   NO DUTY IS OWED BY ASSIGNOR TO ASSIGNEE WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII OF THE BASE AGREEMENT.  ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE AS A RESULT OF ANY DEFAULT BY ASSIGNOR WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

2.2                               Defense of Title.  To the limited extent provided in the Base Agreement, ASSIGNOR

2

agrees to defend title to the Property against the claims and demands (other than the Permitted Encumbrances as defined in the Base Agreement) of all persons claiming the same or any part thereof by, through or under ASSIGNOR but not otherwise.  Any title failure not arising by through or under ASSIGNOR shall reduce the Net Revenue Interest of ASSIGNEE on a proportionate basis.

2.3                               CONDITION AND FITNESS OF THE PROPERTY.  EXCEPT AS EXPRESSLY SET FORTH IN THE BASE AGREEMENT, ASSIGNOR CONVEYS THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, OR (ii) THE FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND ACCEPTS THE PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTY OR ANY VALUE THEREOF.

2.4                               INFORMATION ABOUT THE PROPERTY.  EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, ASSIGNOR DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO ASSIGNEE (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE PROPERTY. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS

3

FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK.  ASSIGNEE RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION.  ASSIGNEE EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT ASSIGNEE’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR.  ASSIGNEE HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE BASE AGREEMENT, THIS ASSIGNMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ASSIGNEE.

2.5                               ASSIGNEE is prohibited from assigning any interest in the Property except in accordance with the terms of the Base Agreement.  Any purported transfer in contravention of the Base Agreement is null and void.

ARTICLE 3. OTHER PROVISIONS

3.1                               Retained Overriding Royalty Interest.  Assignor retains and excludes from this Assignment an overriding royalty interest equal to the GTL Adjustment ORRI.

3.2                               Further Assurances. ASSIGNOR and ASSIGNEE will do, execute, acknowledge and deliver all further acts, conveyances and instruments as may be reasonably necessary or appropriate to carry out the intent of this Assignment and to more fully and accurately assign and convey the Property to ASSIGNEE.

3.3                               Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall extend to, be binding upon, and inure to the benefit of ASSIGNOR and ASSIGNEE, and their respective successors and assigns.

3.4                               Assumption of Obligations. By its acceptance of this Assignment, ASSIGNEE shall comply with and do hereby assume and agree to perform ASSIGNEE’S proportionate part of all express and implied covenants, obligations and reservations contained in the Leases and to which the Property is subject and shall bear its proportionate share of all existing burdens on the Leases, all to the extent provided in the Base Agreement.

3.5                               Counterparts. This Assignment may be executed in multiple counterparts, each of which shall for all purposes constitute one and the same instrument; provided, that, to facilitate recordation, in any particular counterpart portions of the Exhibits and Schedules attached hereto which describe Property situated in states and counties other than the state and county in which such counterpart is to be recorded may have been

4

omitted.

3.6                               Alternate Dispute Resolution. It is agreed, as a severable and independent arbitration agreement separately enforceable from the remainder of this Assignment, that if the parties hereto are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Assignment (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by mediation or arbitration in accordance with the alternate dispute resolution provisions set forth in the Base Agreement, the terms and provisions of which are incorporated by reference herein.

3.7                               Attachments. The Exhibits attached to this Assignment to which reference is herein made are incorporated herein by reference and made a part hereof for all purposes.

3.8                               Governing Law. This Assignment is governed by and must be construed according to the laws of the State of California, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

3.9                               Severability. If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Assignment shall continue and remain in full force and effect.

The authorized representatives of ASSIGNOR and ASSIGNEE execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of December 1, 2007, at 7:00 a.m. Pacific Time.

ASSIGNOR:

GITTE-TEN, LLC

By:
Name:
Title:
Date:

5

ASSIGNEE:

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

6

THE STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                                                      of Gitte-Ten, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of California

My Commission expires:

7

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                           , the                                                    of 4R Oil & Gas, LLC, the general partner on behalf of Rock Energy Partners, LP, a partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of Texas

My Commission expires:

8

ASSIGNMENT AND BILL OF SALE

(Initial Orcutt PEL Interest)

STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

This Assignment and Bill of Sale is executed and delivered by Phoenix Energy, LLC (“ASSIGNOR”) to Rock Energy Partners, LP (“ASSIGNEE”) pursuant to the terms of the Base Agreement dated December 1, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”).

ARTICLE 1. CONVEYANCE

1.1                               Capitalized Terms. Each capitalized term used in this Assignment that is not otherwise defined herein shall have the meaning for such capitalized term as defined in the Base Agreement, which terms are incorporated herein by such reference.

1.2                               Description of the Property. Subject to the terms of the Base Agreement and this Assignment, ASSIGNOR hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS to ASSIGNEE a 1.496% BPO Working Interest reducing to a 1.346% APO Working Interest in the following described property rights:

1.2.1                     The oil, gas and mineral lease(s), and any ratifications or amendments to such leases described in Exhibit A, INSOFAR AND ONLY INSOFAR AS those interests, rights and leases cover and include the lands, depths and rights described in Exhibit A attached hereto and made a part hereof for all purposes (the “Leases”);

1.2.2                     All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalizations agreements, declarations and/or orders (including, without limitation, all Units to the extent that they relate to the Leases;

1.2.3                     All oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or lands unitized or pooled with the Leases (the “Wells”);

1.2.4                     ASSIGNOR’S interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Leases or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Leases or lands included in Units with which the Leases may have been pooled or unitized;

1

1.2.5                     To the extent assignable or transferable, ASSIGNOR’S interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

1.2.6                     To the extent assignable or transferable, ASSIGNOR’S interest in all agreements, contracts and contractual rights, obligations and interests INSOFAR ONLY as they cover and are attributable to the property described in Sections 1.2.1 through 1.2.5 above.

The 1.496% BPO Working Interest and 1.346% APO Working Interest in the above-described property rights and interests which is hereby assigned is hereafter referred to as the “Property”.

1.3          Agreement. This Assignment is made and accepted subject to all of the terms of the Base Agreement, which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law. In the event of a conflict between the provisions of this Assignment and the provisions of the Base Agreement, the provisions of the Base Agreement shall take precedence.

ARTICLE 2. DISCLAIMER OF WARRANTIES AND TITLE DEFENSE

2.1                               DISCLAIMER OF TITLE WARRANTY AND ENCUMBRANCES. ASSIGNOR CONVEYS THE PURCHASED PROPERTY TO ASSIGNEE SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT ASSIGNOR OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES.   NO DUTY IS OWED BY ASSIGNOR TO ASSIGNEE WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII OF THE BASE AGREEMENT.  ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE AS A RESULT OF ANY DEFAULT BY ASSIGNOR WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

2

2.2                               Defense of Title.  To the limited extent provided in the Base Agreement, ASSIGNOR agrees to defend title to the Property against the claims and demands (other than the Permitted Encumbrances as defined in the Base Agreement) of all persons claiming the same or any part thereof by, through or under ASSIGNOR but not otherwise.  Any title failure not arising by through or under ASSIGNOR shall reduce the Net Revenue Interest of ASSIGNEE on a proportionate basis.

2.3                               CONDITION AND FITNESS OF THE PROPERTY.  EXCEPT AS EXPRESSLY SET FORTH IN THE BASE AGREEMENT, ASSIGNOR CONVEYS THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, OR (ii) THE FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND ACCEPTS THE PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTY OR ANY VALUE THEREOF.

2.4                               INFORMATION ABOUT THE PROPERTY.  EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, ASSIGNOR DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO ASSIGNEE (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE PROPERTY. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA,

3

INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK.  ASSIGNEE RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION.  ASSIGNEE EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT ASSIGNEE’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR.  ASSIGNEE HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE BASE AGREEMENT, THIS ASSIGNMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ASSIGNEE.

2.5                               ASSIGNEE is prohibited from assigning any interest in the Property except in accordance with the terms of the Base Agreement.  Any purported transfer in contravention of the Base Agreement is null and void.

ARTICLE 3. OTHER PROVISIONS

3.1                               Further Assurances. ASSIGNOR and ASSIGNEE will do, execute, acknowledge and deliver all further acts, conveyances and instruments as may be reasonably necessary or appropriate to carry out the intent of this Assignment and to more fully and accurately assign and convey the Property to ASSIGNEE.

3.2                               Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall extend to, be binding upon, and inure to the benefit of ASSIGNOR and ASSIGNEE, and their respective successors and assigns.

3.3                               Assumption of Obligations. By its acceptance of this Assignment, ASSIGNEE shall comply with and do hereby assume and agree to perform ASSIGNEE’S proportionate part of all express and implied covenants, obligations and reservations contained in the Leases and to which the Property is subject and shall bear its proportionate share of all existing burdens on the Leases, all to the extent provided in the Base Agreement.

3.4                               Counterparts. This Assignment may be executed in multiple counterparts, each of which shall for all purposes constitute one and the same instrument; provided, that, to facilitate recordation, in any particular counterpart portions of the Exhibits and Schedules attached hereto which describe Property situated in states and counties other than the state and county in which such counterpart is to be recorded may have been omitted.

4

3.5                               Alternate Dispute Resolution. It is agreed, as a severable and independent arbitration agreement separately enforceable from the remainder of this Assignment, that if the parties hereto are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Assignment (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by mediation or arbitration in accordance with the alternate dispute resolution provisions set forth in the Base Agreement, the terms and provisions of which are incorporated by reference herein.

3.6                               Attachments. The Exhibits attached to this Assignment to which reference is herein made are incorporated herein by reference and made a part hereof for all purposes.

3.7                               Governing Law. This Assignment is governed by and must be construed according to the laws of the State of California, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

3.8                               Severability. If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Assignment shall continue and remain in full force and effect.

The authorized representatives of ASSIGNOR and ASSIGNEE execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of December 1, 2007, at 7:00 a.m. Pacific Time.

ASSIGNOR:

PHOENIX ENERGY, LLC

By:
Name:
Title:
Date:

5

ASSIGNEE:

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

6

THE STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                                                      of Phoenix Energy, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of California

My Commission expires:

7

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                           , the                                                    of 4R Oil & Gas, LLC, the general partner on behalf of Rock Energy Partners, LP, a partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of Texas

My Commission expires:

8

ASSIGNMENT AND BILL OF SALE

(Initial Orcutt OPL Interest)

STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

This Assignment and Bill of Sale is executed and delivered by Orcutt Properties, LLC (“ASSIGNOR”) to Rock Energy Partners, LP (“ASSIGNEE”) pursuant to the terms of the Base Agreement dated December 1, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”).

ARTICLE 1. CONVEYANCE

1.1                               Capitalized Terms. Each capitalized term used in this Assignment that is not otherwise defined herein shall have the meaning for such capitalized term as defined in the Base Agreement, which terms are incorporated herein by such reference.

1.2                               Description of the Property. Subject to the terms of the Base Agreement and this Assignment, ASSIGNOR hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS to ASSIGNEE a 1.496% BPO Working Interest reducing to a 1.346% APO Working Interest in the following described property rights:

1.2.1                     The oil, gas and mineral lease(s), and any ratifications or amendments to such leases described in Exhibit A, INSOFAR AND ONLY INSOFAR AS those interests, rights and leases cover and include the lands, depths and rights described in Exhibit A attached hereto and made a part hereof for all purposes (the “Leases”);

1.2.2                     All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalizations agreements, declarations and/or orders (including, without limitation, all Units to the extent that they relate to the Leases;

1.2.3                     All oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or lands unitized or pooled with the Leases (the “Wells”);

1.2.4                     ASSIGNOR’S interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Leases or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Leases or lands included in Units with which the Leases may have been pooled or unitized;

1

1.2.5                     To the extent assignable or transferable, ASSIGNOR’S interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

1.2.6                     To the extent assignable or transferable, ASSIGNOR’S interest in all agreements, contracts and contractual rights, obligations and interests INSOFAR ONLY as they cover and are attributable to the property described in Sections 1.2.1 through 1.2.5 above.

The 1.496% BPO Working Interest and 1.346% APO Working Interest in the above-described property rights and interests which is hereby assigned is hereafter referred to as the “Property”.

1.3                               Agreement. This Assignment is made and accepted subject to all of the terms of the Base Agreement, which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law. In the event of a conflict between the provisions of this Assignment and the provisions of the Base Agreement, the provisions of the Base Agreement shall take precedence.

ARTICLE 2. DISCLAIMER OF WARRANTIES AND TITLE DEFENSE

2.1                               DISCLAIMER OF TITLE WARRANTY AND ENCUMBRANCES. ASSIGNOR CONVEYS THE PURCHASED PROPERTY TO ASSIGNEE SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT ASSIGNOR OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES. NO DUTY IS OWED BY ASSIGNOR TO ASSIGNEE WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII OF THE BASE AGREEMENT. ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE AS A RESULT OF ANY DEFAULT BY ASSIGNOR WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

2

2.2                               Defense of Title. To the limited extent provided in the Base Agreement, ASSIGNOR agrees to defend title to the Property against the claims and demands (other than the Permitted Encumbrances as defined in the Base Agreement) of all persons claiming the same or any part thereof by, through or under ASSIGNOR but not otherwise. Any title failure not arising by through or under ASSIGNOR shall reduce the Net Revenue Interest of ASSIGNEE on a proportionate basis.

2.3                               CONDITION AND FITNESS OF THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE BASE AGREEMENT, ASSIGNOR CONVEYS THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, OR (ii) THE FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND ACCEPTS THE PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTY OR ANY VALUE THEREOF.

2.4                               INFORMATION ABOUT THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, ASSIGNOR DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO ASSIGNEE (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE PROPERTY. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA,

3

INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK. ASSIGNEE RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION. ASSIGNEE EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT ASSIGNEE’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR. ASSIGNEE HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE BASE AGREEMENT, THIS ASSIGNMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ASSIGNEE.

2.5                               ASSIGNEE is prohibited from assigning any interest in the Property except in accordance with the terms of the Base Agreement. Any purported transfer in contravention of the Base Agreement is null and void.

ARTICLE 3. OTHER PROVISIONS

3.1                               Further Assurances. ASSIGNOR and ASSIGNEE will do, execute, acknowledge and deliver all further acts, conveyances and instruments as may be reasonably necessary or appropriate to carry out the intent of this Assignment and to more fully and accurately assign and convey the Property to ASSIGNEE.

3.2                               Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall extend to, be binding upon, and inure to the benefit of ASSIGNOR and ASSIGNEE, and their respective successors and assigns.

3.3                               Assumption of Obligations. By its acceptance of this Assignment, ASSIGNEE shall comply with and do hereby assume and agree to perform ASSIGNEE’S proportionate part of all express and implied covenants, obligations and reservations contained in the Leases and to which the Property is subject and shall bear its proportionate share of all existing burdens on the Leases, all to the extent provided in the Base Agreement.

3.4                               Counterparts. This Assignment may be executed in multiple counterparts, each of which shall for all purposes constitute one and the same instrument; provided, that, to facilitate recordation, in any particular counterpart portions of the Exhibits and Schedules attached hereto which describe Property situated in states and counties other than the state and county in which such counterpart is to be recorded may have been omitted.

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3.5                               Alternate Dispute Resolution. It is agreed, as a severable and independent arbitration agreement separately enforceable from the remainder of this Assignment, that if the parties hereto are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Assignment (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by mediation or arbitration in accordance with the alternate dispute resolution provisions set forth in the Base Agreement, the terms and provisions of which are incorporated by reference herein.

3.6                               Attachments. The Exhibits attached to this Assignment to which reference is herein made are incorporated herein by reference and made a part hereof for all purposes.

3.7                               Governing Law. This Assignment is governed by and must be construed according to the laws of the State of California, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

3.8                               Severability. If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Assignment shall continue and remain in full force and effect.

The authorized representatives of ASSIGNOR and ASSIGNEE execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of December 1, 2007, at 7:00 a.m. Pacific Time.

ASSIGNOR:

ORCUTT PROPERTIES, LLC

By:
Name:
Title:
Date:

5

ASSIGNEE:

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

6

THE STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                                                      of Orcutt Properties, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of California

My Commission expires:

7

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                           , the                                                    of 4R Oil & Gas, LLC, the general partner on behalf of Rock Energy Partners, LP, a partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of Texas

My Commission expires:

8

ASSIGNMENT AND BILL OF SALE

(Second Orcutt GTL Interest)

STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

This Assignment and Bill of Sale is executed and delivered by Gitte-Ten, LLC (“ASSIGNOR”) to Rock Energy Partners, LP (“ASSIGNEE”) pursuant to the terms of the Base Agreement dated December 1, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”).

ARTICLE 1. CONVEYANCE

1.1                               Capitalized Terms. Each capitalized term used in this Assignment that is not otherwise defined herein shall have the meaning for such capitalized term as defined in the Base Agreement, which terms are incorporated herein by such reference.

1.2                               Description of the Property. Subject to the terms of the Base Agreement and this Assignment, ASSIGNOR hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS to ASSIGNEE a 2.03374% BPO Working Interest reducing to a 1.83037 % APO Working Interest in the oil, gas and mineral lease(s), and any ratifications or amendments to such leases described in Exhibit A, INSOFAR AND ONLY INSOFAR AS those interests, rights and leases cover and include the lands, depths and rights described in Exhibit A attached hereto and made a part hereof for all purposes (the “Leases”). In addition, subject to the terms of the Base Agreement and this Assignment, Assignor hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS a 1.834% BPO Working Interest reducing to a 1.6506% APO Working Interest in the following:

1.2.1                     All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalizations agreements, declarations and/or orders (including, without limitation, all Units to the extent that they relate to the Leases;

1.2.2                     All oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or lands unitized or pooled with the Leases (the “Wells”);

1.2.3                     ASSIGNOR’S interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Leases or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Leases on lands included in Units with which the Leases may have been pooled or unitized;

1.2.4                     To the extent assignable or transferable, ASSIGNOR’S interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

1.2.5                     To the extent assignable or transferable, ASSIGNOR’S interest in all agreements, contracts and contractual rights, obligations and interests INSOFAR ONLY as they cover and are attributable to the property described in Sections 1.2.1 through 1.2.4 above.

The Working Interests hereby assigned are hereafter referred to as the “Property”.

1.3                               Agreement. This Assignment is made and accepted subject to all of the terms of the Base Agreement, which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law. In the event of a conflict between the provisions of this Assignment and the provisions of the Base Agreement, the provisions of the Base Agreement shall take precedence.

ARTICLE 2. DISCLAIMER OF WARRANTIES AND TITLE DEFENSE

2.1                               DISCLAIMER OF TITLE WARRANTY AND ENCUMBRANCES. ASSIGNOR CONVEYS THE PURCHASED PROPERTY TO ASSIGNEE SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT ASSIGNOR OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES. NO DUTY IS OWED BY ASSIGNOR TO ASSIGNEE WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII OF THE BASE AGREEMENT. ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE AS A RESULT OF ANY DEFAULT BY ASSIGNOR WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

2.2                               Defense of Title. To the limited extent provided in the Base Agreement, ASSIGNOR

2

agrees to defend title to the Property against the claims and demands (other than the Permitted Encumbrances as defined in the Base Agreement) of all persons claiming the same or any part thereof by, through or under ASSIGNOR but not otherwise. Any title failure not arising by through or under ASSIGNOR shall reduce the Net Revenue Interest of ASSIGNEE on a proportionate basis.

2.3                               CONDITION AND FITNESS OF THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE BASE AGREEMENT, ASSIGNOR CONVEYS THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, OR (ii) THE FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND ACCEPTS THE PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTY OR ANY VALUE THEREOF.

2.4                               INFORMATION ABOUT THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, ASSIGNOR DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO ASSIGNEE (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE PROPERTY. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS

3

FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK. ASSIGNEE RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION. ASSIGNEE EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT ASSIGNEE’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR. ASSIGNEE HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE BASE AGREEMENT, THIS ASSIGNMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ASSIGNEE.

2.5                               ASSIGNEE is prohibited from assigning any interest in the Property except in accordance with the terms of the Base Agreement. Any purported transfer in contravention of the Base Agreement is null and void.

ARTICLE 3. OTHER PROVISIONS

3.1                               Retained Overriding Royalty Interest. Assignor retains and excludes from this Assignment an overriding royalty interest equal to the GTL Adjustment ORRI.

3.2                               Further Assurances. ASSIGNOR and ASSIGNEE will do, execute, acknowledge and deliver all further acts, conveyances and instruments as may be reasonably necessary or appropriate to carry out the intent of this Assignment and to more fully and accurately assign and convey the Property to ASSIGNEE.

3.3                               Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall extend to, be binding upon, and inure to the benefit of ASSIGNOR and ASSIGNEE, and their respective successors and assigns.

3.4                               Assumption of Obligations. By its acceptance of this Assignment, ASSIGNEE shall comply with and do hereby assume and agree to perform ASSIGNEE’S proportionate part of all express and implied covenants, obligations and reservations contained in the Leases and to which the Property is subject and shall bear its proportionate share of all existing burdens on the Leases, all to the extent provided in the Base Agreement.

3.5                               Counterparts. This Assignment may be executed in multiple counterparts, each of which shall for all purposes constitute one and the same instrument; provided, that, to facilitate recordation, in any particular counterpart portions of the Exhibits and Schedules attached hereto which describe Property situated in states and counties other than the state and county in which such counterpart is to be recorded may have been

4

omitted.

3.6                               Alternate Dispute Resolution. It is agreed, as a severable and independent arbitration agreement separately enforceable from the remainder of this Assignment, that if the parties hereto are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Assignment (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by mediation or arbitration in accordance with the alternate dispute resolution provisions set forth in the Base Agreement, the terms and provisions of which are incorporated by reference herein.

3.7                               Attachments. The Exhibits attached to this Assignment to which reference is herein made are incorporated herein by reference and made a part hereof for all purposes.

3.8                               Governing Law. This Assignment is governed by and must be construed according to the laws of the State of California, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

3.9                               Severability. If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Assignment shall continue and remain in full force and effect.

The authorized representatives of ASSIGNOR and ASSIGNEE execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of December 1, 2007, at 7:00 a.m. Pacific Time.

ASSIGNOR:

GITTE-TEN, LLC

By:
Name:
Title:
Date:

5

ASSIGNEE:

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

6

THE STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                                                      of Gitte-Ten, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of California

My Commission expires:

7

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                           , the                                                    of 4R Oil & Gas, LLC, the general partner on behalf of Rock Energy Partners, LP, a partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of Texas

My Commission expires:

8

ASSIGNMENT AND BILL OF SALE

(Second Orcutt PEL Interest)

STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

This Assignment and Bill of Sale is executed and delivered by Phoenix Energy, LLC (“ASSIGNOR”) to Rock Energy Partners, LP (“ASSIGNEE”) pursuant to the terms of the Base Agreement dated December 1, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”).

ARTICLE 1. CONVEYANCE

1.1                               Capitalized Terms. Each capitalized term used in this Assignment that is not otherwise defined herein shall have the meaning for such capitalized term as defined in the Base Agreement, which terms are incorporated herein by such reference.

1.2                               Description of the Property. Subject to the terms of the Base Agreement and this Assignment, ASSIGNOR hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS to ASSIGNEE a 1.834% BPO Working Interest reducing to a 1.6506% APO Working Interest in the following described property rights:

1.2.1                     The oil, gas and mineral lease(s), and any ratifications or amendments to such leases described in Exhibit A, INSOFAR AND ONLY INSOFAR AS those interests, rights and leases cover and include the lands, depths and rights described in Exhibit A attached hereto and made a part hereof for all purposes (the “Leases”);

1.2.2                     All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalizations agreements, declarations and/or orders (including, without limitation, all Units to the extent that they relate to the Leases;

1.2.3                     All oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or lands unitized or pooled with the Leases (the “Wells”);

1.2.4                     ASSIGNOR’S interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Leases or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Leases or lands included in Units with which the Leases may have been pooled or unitized;

1

1.2.5                     To the extent assignable or transferable, ASSIGNOR’S interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

1.2.6                     To the extent assignable or transferable, ASSIGNOR’S interest in all agreements, contracts and contractual rights, obligations and interests INSOFAR ONLY as they cover and are attributable to the property described in Sections 1.2.1 through 1.2.5 above.

The 1.834% BPO Working Interest and 1.6506% APO Working Interest in the above-described property rights and interests which is hereby assigned is hereafter referred to as the “Property”.

1.3                               Agreement. This Assignment is made and accepted subject to all of the terms of the Base Agreement, which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law. In the event of a conflict between the provisions of this Assignment and the provisions of the Base Agreement, the provisions of the Base Agreement shall take precedence.

ARTICLE 2. DISCLAIMER OF WARRANTIES AND TITLE DEFENSE

2.1                               DISCLAIMER OF TITLE WARRANTY AND ENCUMBRANCES. ASSIGNOR CONVEYS THE PURCHASED PROPERTY TO ASSIGNEE SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT ASSIGNOR OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES. NO DUTY IS OWED BY ASSIGNOR TO ASSIGNEE WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII OF THE BASE AGREEMENT. ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE AS A RESULT OF ANY DEFAULT BY ASSIGNOR WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

2

2.2                               Defense of Title. To the limited extent provided in the Base Agreement, ASSIGNOR agrees to defend title to the Property against the claims and demands (other than the Permitted Encumbrances as defined in the Base Agreement) of all persons claiming the same or any part thereof by, through or under ASSIGNOR but not otherwise. Any title failure not arising by through or under ASSIGNOR shall reduce the Net Revenue Interest of ASSIGNEE on a proportionate basis.

2.3                               CONDITION AND FITNESS OF THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE BASE AGREEMENT, ASSIGNOR CONVEYS THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, OR (ii) THE FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND ACCEPTS THE PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTY OR ANY VALUE THEREOF.

2.4                               INFORMATION ABOUT THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, ASSIGNOR DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO ASSIGNEE (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE PROPERTY. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA,

3

INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK. ASSIGNEE RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION. ASSIGNEE EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT ASSIGNEE’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR. ASSIGNEE HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE BASE AGREEMENT, THIS ASSIGNMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ASSIGNEE.

2.5                               ASSIGNEE is prohibited from assigning any interest in the Property except in accordance with the terms of the Base Agreement. Any purported transfer in contravention of the Base Agreement is null and void.

ARTICLE 3. OTHER PROVISIONS

3.1                               Further Assurances. ASSIGNOR and ASSIGNEE will do, execute, acknowledge and deliver all further acts, conveyances and instruments as may be reasonably necessary or appropriate to carry out the intent of this Assignment and to more fully and accurately assign and convey the Property to ASSIGNEE.

3.2                               Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall extend to, be binding upon, and inure to the benefit of ASSIGNOR and ASSIGNEE, and their respective successors and assigns.

3.3                               Assumption of Obligations. By its acceptance of this Assignment, ASSIGNEE shall comply with and do hereby assume and agree to perform ASSIGNEE’S proportionate part of all express and implied covenants, obligations and reservations contained in the Leases and to which the Property is subject and shall bear its proportionate share of all existing burdens on the Leases, all to the extent provided in the Base Agreement.

3.4                               Counterparts. This Assignment may be executed in multiple counterparts, each of which shall for all purposes constitute one and the same instrument; provided, that, to facilitate recordation, in any particular counterpart portions of the Exhibits and Schedules attached hereto which describe Property situated in states and counties other than the state and county in which such counterpart is to be recorded may have been omitted.

4

3.5                               Alternate Dispute Resolution. It is agreed, as a severable and independent arbitration agreement separately enforceable from the remainder of this Assignment, that if the parties hereto are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Assignment (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by mediation or arbitration in accordance with the alternate dispute resolution provisions set forth in the Base Agreement, the terms and provisions of which are incorporated by reference herein.

3.6                               Attachments. The Exhibits attached to this Assignment to which reference is herein made are incorporated herein by reference and made a part hereof for all purposes.

3.7                               Governing Law. This Assignment is governed by and must be construed according to the laws of the State of California, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

3.8                               Severability. If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Assignment shall continue and remain in full force and effect.

The authorized representatives of ASSIGNOR and ASSIGNEE execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of December 1, 2007, at 7:00 a.m. Pacific Time.

ASSIGNOR:

PHOENIX ENERGY, LLC

By:
Name:
Title:
Date:

5

ASSIGNEE:

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

6

THE STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                                                      of Phoenix Energy, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of California

My Commission expires:

7

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                           , the                                                    of 4R Oil & Gas, LLC, the general partner on behalf of Rock Energy Partners, LP, a partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of Texas

My Commission expires:

8

ASSIGNMENT AND BILL OF SALE

(Second Orcutt OPL Interest)

STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

This Assignment and Bill of Sale is executed and delivered by Orcutt Properties, LLC (“ASSIGNOR”) to Rock Energy Partners, LP (“ASSIGNEE”) pursuant to the terms of the Base Agreement dated December 1, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”).

ARTICLE 1. CONVEYANCE

1.1          Capitalized Terms. Each capitalized term used in this Assignment that is not otherwise defined herein shall have the meaning for such capitalized term as defined in the Base Agreement, which terms are incorporated herein by such reference.

1.2          Description of the Property. Subject to the terms of the Base Agreement and this Assignment, ASSIGNOR hereby TRANSFERS, GRANTS, SELLS, CONVEYS and ASSIGNS to ASSIGNEE a 1.834% BPO Working Interest reducing to a 1.6506% APO Working Interest in the following described property rights:

1.2.1       The oil, gas and mineral lease(s), and any ratifications or amendments to such leases described in Exhibit A, INSOFAR AND ONLY INSOFAR AS those interests, rights and leases cover and include the lands, depths and rights described in Exhibit A attached hereto and made a part hereof for all purposes (the “Leases”);

1.2.2       All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communalizations agreements, declarations and/or orders (including, without limitation, all Units to the extent that they relate to the Leases;

1.2.3       All oil, gas and condensate wells (whether producing, not producing or abandoned), water source, water injection and other injection or disposal wells and systems located on the Leases or lands unitized or pooled with the Leases (the “Wells”);

1.2.4       ASSIGNOR’S interest in all equipment, facilities, flow lines, pipelines, gathering systems (other than gas plant gathering systems), Well pads, tank batteries, improvements, fixtures, inventory, spare parts, tools, abandoned property and junk and other personal property on the Leases or directly used in developing or operating the Leases and Wells or producing, treating, store, compressing, processing or transporting hydrocarbons on the Leases or lands included in Units with which the Leases may have been pooled or unitized;

1

1.2.5       To the extent assignable or transferable, ASSIGNOR’S interest in all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, and similar rights and interests to the extent applicable to or used in operating the Leases; and

1.2.6       To the extent assignable or transferable, ASSIGNOR’S interest in all agreements, contracts and contractual rights, obligations and interests INSOFAR ONLY as they cover and are attributable to the property described in Sections 1.2.1 through 1.2.5 above.

The 1.834% BPO Working Interest and 1.6506% APO Working Interest in the above-described property rights and interests which is hereby assigned is hereafter referred to as the “Property”.

1.3          Agreement. This Assignment is made and accepted subject to all of the terms of the Base Agreement, which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law. In the event of a conflict between the provisions of this Assignment and the provisions of the Base Agreement, the provisions of the Base Agreement shall take precedence.

ARTICLE 2. DISCLAIMER OF WARRANTIES AND TITLE DEFENSE

2.1          DISCLAIMER OF TITLE WARRANTY AND ENCUMBRANCES. ASSIGNOR CONVEYS THE PURCHASED PROPERTY TO ASSIGNEE SUBJECT TO THE PERMITTED ENCUMBRANCES WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED. SPECIFICALLY WITH RESPECT TO THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS FOR THE PIPELINES COMPRISING A PART OF THE PURCHASED PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT ASSIGNOR OWNS THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; THAT THEY ARE IN FORCE AND EFFECT; THAT THEY MAY BE ASSIGNED; THAT THEY ARE CONTIGUOUS; THAT THE PIPELINES LIE WITHIN THE EASEMENTS, RIGHTS-OF-WAY AND PERMITS; OR THAT THEY GRANT THE RIGHT TO LAY, MAINTAIN, REPAIR, REPLACE, OPERATE, CONSTRUCT, OR REMOVE THE PIPELINES. ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE HEREBY WAIVES, ALL WARRANTIES AND REPRESENTATIONS THAT THERE ARE ANY EASEMENTS, RIGHTS-OF-WAY, OR PERMITS IN FORCE AND EFFECT WITH RESPECT TO THE PIPELINES. NO DUTY IS OWED BY ASSIGNOR TO ASSIGNEE WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OTHER THAN AS SET FORTH IN ARTICLE VIII OF THE BASE AGREEMENT. ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE AS A RESULT OF ANY DEFAULT BY ASSIGNOR WITH RESPECT TO THE SECTOR MORTGAGE INDEBTEDNESS OR ANY ACTION TAKEN BY SECTOR CAPITAL CORPORATION AS A CONSEQUENCE OF SUCH DEFAULT.

2

2.2          Defense of Title. To the limited extent provided in the Base Agreement, ASSIGNOR agrees to defend title to the Property against the claims and demands (other than the Permitted Encumbrances as defined in the Base Agreement) of all persons claiming the same or any part thereof by, through or under ASSIGNOR but not otherwise. Any title failure not arising by through or under ASSIGNOR shall reduce the Net Revenue Interest of ASSIGNEE on a proportionate basis.

2.3          CONDITION AND FITNESS OF THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE BASE AGREEMENT, ASSIGNOR CONVEYS THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, OR (ii) THE FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED, OR BEFORE CLOSING WILL INSPECT OR WILL HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT, THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND ACCEPTS THE PROPERTY “AS IS,” “WHERE IS,” AND “WITH ALL FAULTS” AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AS TO (i) THE VALUE, QUALITY, QUANTITY, VOLUME OR DELIVERABILITY OF ANY OIL, GAS OR OTHER. MINERALS OR RESERVES (IF ANY) IN, UNDER OR ATTRIBUTABLE TO THE PROPERTY (INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OR DRILLING OPPORTUNITIES), (ii) ALLOWABLES, OR OTHER REGULATORY MATTERS, (iii) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY OR ENVIRONMENTAL CONDITION OF THE PROPERTY, (iv) PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, OR (v) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTY OR ANY VALUE THEREOF.

2.4          INFORMATION ABOUT THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS, ASSIGNOR DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO ASSIGNEE (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR) WHEREVER AND HOWEVER MADE WITH RESPECT TO THE PROPERTY. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA,

3

INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTY. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK. ASSIGNEE RECOGNIZES AND AGREES THAT ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO IT AT ANY TIME IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION. ASSIGNEE EXPRESSLY AGREES THAT ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM SHALL BE AT ASSIGNEE’S RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR. ASSIGNEE HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THE BASE AGREEMENT, THIS ASSIGNMENT, COMMON LAW OR ANY STATUTE ARISING OUT OF ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO ASSIGNEE.

2.5          ASSIGNEE is prohibited from assigning any interest in the Property except in accordance with the terms of the Base Agreement. Any purported transfer in contravention of the Base Agreement is null and void.

ARTICLE 3. OTHER PROVISIONS

3.1          Further Assurances. ASSIGNOR and ASSIGNEE will do, execute, acknowledge and deliver all further acts, conveyances and instruments as may be reasonably necessary or appropriate to carry out the intent of this Assignment and to more fully and accurately assign and convey the Property to ASSIGNEE.

3.2          Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall extend to, be binding upon, and inure to the benefit of ASSIGNOR and ASSIGNEE, and their respective successors and assigns.

3.3          Assumption of Obligations. By its acceptance of this Assignment, ASSIGNEE shall comply with and do hereby assume and agree to perform ASSIGNEE’S proportionate part of all express and implied covenants, obligations and reservations contained in the Leases and to which the Property is subject and shall bear its proportionate share of all existing burdens on the Leases, all to the extent provided in the Base Agreement.

3.4          Counterparts. This Assignment may be executed in multiple counterparts, each of which shall for all purposes constitute one and the same instrument; provided, that, to facilitate recordation, in any particular counterpart portions of the Exhibits and Schedules attached hereto which describe Property situated in states and counties other than the state and county in which such counterpart is to be recorded may have been omitted.

4

3.5          Alternate Dispute Resolution. It is agreed, as a severable and independent arbitration agreement separately enforceable from the remainder of this Assignment, that if the parties hereto are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Assignment (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by mediation or arbitration in accordance with the alternate dispute resolution provisions set forth in the Base Agreement, the terms and provisions of which are incorporated by reference herein.

3.6          Attachments. The Exhibits attached to this Assignment to which reference is herein made are incorporated herein by reference and made a part hereof for all purposes.

3.7          Governing Law. This Assignment is governed by and must be construed according to the laws of the State of California, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

3.8          Severability. If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of the Assignment shall continue and remain in full force and effect.

The authorized representatives of ASSIGNOR and ASSIGNEE execute this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of December 1, 2007, at 7:00 a.m. Pacific Time.

ASSIGNOR:

ORCUTT PROPERTIES, LLC

By:
Name:
Title:
Date:

5

ASSIGNEE:

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:
Name:
Title:
Date:

6

THE STATE OF CALIFORNIA	§
§
COUNTY OF SANTA BARBARA	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                       , the                                                                      of Orcutt Properties, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited liability company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of California

My Commission expires:

7

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared                                                                           , the                                                    of 4R Oil & Gas, LLC, the general partner on behalf of Rock Energy Partners, LP, a partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and swore to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of December, 2007.

Notary Public in and for
the State of Texas

My Commission expires:

8

REAFFIRMATION AND RELEASE

(SMP Parties)

This Reaffirmation and Release dated                               , 200     is executed by Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “SMP Parties”).

WHEREAS, a Base Agreement dated December 1, 2007 was entered into by and between the Rock Energy Partners, LP and the SMP Parties (“Base Agreement”). Rock Energy Partners, LP, is hereinafter referred to as “REP”;

WHEREAS, pursuant to the terms of the Base Agreement, a Development/Earn-In Agreement dated effective December 14, 2007 was entered into by and between REP and the SMP Parties (“Development/Earn-In Agreement”);

WHEREAS, pursuant to the terms of the Base Agreement, a Purchase Option Agreement dated effective December 14, 2007 was entered into by and between REP and the SMP Parties (“Purchase Option Agreement”);

WHEREAS, the SMP Parties are tendering this Reaffirmation and Release in connection with their exercise of Option        pursuant to the                              Agreement to acquire the following interest:  [INSERT DESCRIPTION OF INTEREST] (“Subject Interest”);

WHEREAS, this Reaffirmation and Release is executed as of the closing conducted with respect to Option        pursuant to the                          Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.             The definitions of the terms contained in the Base Agreement are incorporated herein. All terms defined in the Base Agreement will have the same meaning when employed in this Agreement.

2.             Seller hereby affirms that the representations set forth in Section 4.1 of the Base Agreement are true and accurate as of the date hereof.

3.             The SMP Parties on behalf of themselves and, to the extent permitted by law or otherwise, on behalf of all partners, members, shareholders and investors, hereby waive and release claims based upon or arising out of alleged (i) breach by REP of the Base Agreement during the period December     , 2007 through the date hereof, (ii) breach by REP of the Development/Earn-In Agreement during the period December     , 2007 through the date hereof, and (iii) breach by REP of the Purchase Option Agreement during the period December     , 2007 through the date hereof. THIS RELEASE COVERS CLAIMS BASED UPON OR ARISING OUT OF THE THREE ITEMS LISTED IN THIS PARAGRAPH REGARDLESS OF WHETHER KNOWN OR UNKNOWN, AND HOWEVER OR WHENEVER ARISING. THE SMP PARTIES CERTIFY

THAT THEY HAVE READ, UNDERSTAND AND EXPRESSLY WAIVE THE FOLLOWING PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542:

“A general release does not extend to claims which creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

THE SMP PARTIES UNDERSTAND AND ACKNOWLEDGE THAT THE SIGNIFICANCE AND CONSEQUENCE OF THIS WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542 IS THAT EVEN IF ONE OF THEM SHOULD EVENTUALLY SUFFER ADDITIONAL DAMAGES OR LOSSES FROM THEIR PRIOR INTERACTIONS, OR SHOULD THERE EXIST OTHER UNDISCLOSED OBLIGATIONS OR LIABILITIES EXISTING BETWEEN THEM, INCLUDING THEIR ASSIGNEES, THE SMP PARTIES WILL NOT BE ABLE TO MAKE ANY CLAIM FOR THOSE DAMAGES, LOSSES OR OBLIGATIONS. FURTHERMORE, THE SMP PARTIES ACKNOWLEDGE THAT THEY INTEND THESE CONSEQUENCES, EVEN AS TO CLAIMS FOR DAMAGES, LOSSES OR OBLIGATIONS THAT MAY EXIST AS OF THE DATE OF THIS AGREEMENT, BUT WHICH THE SMP PARTIES DO NOT KNOW EXIST, AND WHICH, IF KNOWN, WOULD MATERIALLY AFFECT THEIR DECISION, EITHER SINGULARLY OR COLLECTIVELY, TO EXECUTE THIS AGREEMENT, REGARDLESS OF THE CAUSE OR THEIR LACK OF KNOWLEDGE. REP IS NOT RELEASED HEREBY FROM (I) ANY OBLIGATION OR LIABILITY UNDER THE OPERATING AGREEMENTS, OR (II) ANY CLAIMS BASED UPON A BREACH OF ANY REPRESENTATION WHICH WAS AFFIRMED IN THE REP REAFFIRMATION AND RELEASE DATED                                 , 200      .

SANTA MARIA PACIFIC, LLC

By:
Name:
Title:
Date:

GITTE-TEN, LLC

By:
Name:
Title:
Date:

2

NW CASMALIA PROPERTIES, LLC

By:
Name:
Title:
Date:

PHOENIX ENERGY, LLC

By:
Name:
Title:
Date:

ORCUTT PROPERTIES, LLC

By:
Name:
Title:
Date:

3

REAFFIRMATION AND RELEASE

(REP)

This Reaffirmation and Release is dated                   , 200     executed by Rock Energy Partners, LP ( “REP”).

WHEREAS, a Base Agreement dated December 1, 2007 was entered into by and between REP and Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (the “Base Agreement”). Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC are hereinafter referred to as the “SMP Parties”;

WHEREAS, pursuant to the terms of the Base Agreement, a Development/Earn-In Agreement dated effective December 14, 2007 was entered into by and between REP and the SMP Parties (“Development/Earn-In Agreement”);

WHEREAS, pursuant to the terms of the Base Agreement, a Purchase Option Agreement dated effective December 14, 2007 was entered into by and between REP and the SMP Parties (“Purchase Option Agreement”);

WHEREAS, REP is tendering this Reaffirmation and Release in connection with its exercise of Option        pursuant to the                              Agreement to acquire the following interest:  [INSERT DESCRIPTION OF INTEREST] (“Subject Interest”);

WHEREAS, this Reaffirmation and Release is executed as of the closing conducted with respect to Option        pursuant to the                          Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.             The definitions of the terms contained in the Base Agreement are incorporated herein. All terms defined in the Base Agreement will have the same meaning when employed in this Agreement.

2.             REP hereby affirms that the representations set forth in Sections 4.1 and 4.3 of the Base Agreement are true and accurate as of the date hereof.

3.             REP hereby affirms that the representations set forth in Sections 4.1 and 4.3 of the Base Agreement are true and accurate with respect to REP’s acquisition of the Subject Interest.

4.             REP hereby ratifies and affirms the disclaimers contained in Article V of the Base Agreement as of the date hereof with respect to acquisition of the Subject Interest.

5.             REP on behalf of itself and, to the extent permitted by law or otherwise, on behalf of all partners, members, shareholders and investors, hereby waives and releases claims based upon or arising out of alleged (i) breach of any duty as Operator under the applicable Operator

Agreement during the period December     , 2007 through the date hereof, (ii) breach by an SMP Party of the Base Agreement during the period December     , 2007 through the date hereof, (iii) breach by an SMP Party of the Development/Earn-In Agreement during the period December     , 2007 through the date hereof, and (iv) breach by an SMP Party of the Purchase Option Agreement during the period December       , 2007 through the date hereof. THIS RELEASE COVERS CLAIMS BASED UPON OR ARISING OUT OF THE FOUR ITEMS LISTED IN THIS PARAGRAPH REGARDLESS OF WHETHER KNOWN OR UNKNOWN, AND HOWEVER OR WHENEVER ARISING. REP CERTIFIES THAT THEY HAVE READ, UNDERSTAND AND EXPRESSLY WAIVE THE FOLLOWING PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542:

“A general release does not extend to claims which creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

REP UNDERSTANDS AND ACKNOWLEDGES THAT THE SIGNIFICANCE AND CONSEQUENCE OF THIS WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542 IS THAT EVEN IF IT SHOULD EVENTUALLY SUFFER ADDITIONAL DAMAGES OR LOSSES FROM THEIR PRIOR INTERACTIONS, OR SHOULD THERE EXIST OTHER UNDISCLOSED OBLIGATIONS OR LIABILITIES EXISTING BETWEEN THEM, INCLUDING THEIR ASSIGNEES, REP WILL NOT BE ABLE TO MAKE ANY CLAIM FOR THOSE DAMAGES, LOSSES OR OBLIGATIONS. FURTHERMORE, REP ACKNOWLEDGES THAT IT INTENDS THESE CONSEQUENCES, EVEN AS TO CLAIMS FOR DAMAGES, LOSSES OR OBLIGATIONS THAT MAY EXIST AS OF THE DATE OF THIS AGREEMENT, BUT WHICH REP DOES NOT KNOW EXIST, AND WHICH, IF KNOWN, WOULD MATERIALLY AFFECT ITS DECISION, EITHER SINGULARLY OR COLLECTIVELY, TO EXECUTE THIS AGREEMENT, REGARDLESS OF THE CAUSE OR ITS LACK OF KNOWLEDGE. THE SMP PARTIES ARE NOT RELEASED FROM ANY CLAIMS BASED UPON A BREACH OF ANY REPRESENTATION WHICH WAS AFFIRMED IN THE SMP PARTIES REAFFIRMATION AND RELEASE DATED                                     , 200    .

ROCK ENERGY PARTNERS, L.P.

By:
Name:
Title:
Date:

2